EQUITIES	FIXED INCOME	REAL ESTATE	LIQUIDITY	ALTERNATIVES	BLACKROCK SOLUTIONS

BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio
BlackRock Capital Appreciation Portfolio
BlackRock Global Opportunities Portfolio
BlackRock Energy & Resources Portfolio
BlackRock Health Sciences Opportunities Portfolio
BlackRock International Opportunities Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Value Equity Portfolio
BlackRock U.S. Opportunities Portfolio

Class R Shares

Prospectus
January 28, 2009

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Dear Shareholder:

BlackRock is pleased to announce several new enhancements to our fund prospectuses. These changes include:

A new plain English style in an updated format to make the prospectus more user-friendly: The redesigned prospectus provides a clearer description of the funds’ investment strategies and risks as well as the various options available to investors for purchasing, exchanging and redeeming fund shares.

The packaging of similar funds: BlackRock has grouped like funds together in the same prospectus, which may result in reduced costs to the funds.

We continue to encourage you to take advantage of electronic delivery of prospectuses in lieu of receiving printed prospectuses as it reduces expenses borne by shareholders, and it is more environmentally friendly. To go paperless, please contact your financial professional or go online to www.blackrock.com/edelivery for more information.

At BlackRock, our interest continues to focus solely on those interests of our clients. We appreciate the trust you give our investment professionals and look forward to providing additional enhancements and services in the future. For more information, please do not hesitate to contact your financial professional or BlackRock at 800-441-7762 or visit our website at www.blackrock.com.

Very truly yours,

BlackRock Funds

	Table of Contents

Funds Overview	Key facts and details about the funds listed in this prospectus including
	investment objectives, risk factors, fee and expense information, and historical
	performance information.
	Key Facts About the Funds	4
	BlackRock All-Cap Energy & Resources Portfolio	4
	BlackRock Asset Allocation Portfolio	9
	BlackRock Capital Appreciation Portfolio	14
	BlackRock Global Opportunities Portfolio	17
	BlackRock Energy & Resources Portfolio	21
	BlackRock Health Sciences Opportunities Portfolio	25
	BlackRock International Opportunities Portfolio	29
	BlackRock Mid-Cap Value Equity Portfolio	33
	BlackRock Small Cap Core Equity Portfolio	36
	BlackRock Small Cap Growth Equity Portfolio	39
	BlackRock Small Cap Value Equity Portfolio	42
	BlackRock U.S. Opportunities Portfolio	46

Details About the Funds	How Each Fund Invests	49
	Investment Risks	62

Account Information	Information about account services, sales charges & waivers, shareholder
	transactions, and distribution and other payments
	How to Choose the Share Class that Best Suits Your Needs	69
	How to Buy, Sell, and Transfer Class R Shares	70
	Funds’ Rights	73
	Short-Term Trading Policy	73
	Redemption Fee	74
	Distribution and Service Payments	75

Management of the Funds	Information about BlackRock and the Portfolio Managers
	BlackRock	77
	Portfolio Manager Information	80
	Conflicts of Interest	84
	Valuation of Fund Investments	85
	Dividends, Distributions and Taxes	86

Financial Highlights	Financial Performance of the Funds	87

General Information	Shareholder Documents	99
	Certain Fund Policies	99
	Statement of Additional Information	100

Glossary	Glossary of Investment Terms	101

For More Information	Funds and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Funds Overview

Key Facts About the Funds

This prospectus provides information about twelve portfolios of BlackRock FundsSM (the “Trust”): BlackRock All-Cap Energy & Resources Portfolio (formerly BlackRock All-Cap Global Resources Portfolio), BlackRock Asset Allocation Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock Global Opportunities Portfolio, BlackRock Energy & Resources Portfolio (formerly BlackRock Global Resources Portfolio), BlackRock Health Sciences Opportunities Portfolio, BlackRock International Opportunities Portfolio, BlackRock Mid-Cap Value Equity Portfolio, BlackRock Small Cap Core Equity Portfolio, BlackRock Small Cap Growth Equity Portfolio, BlackRock Small Cap Value Equity Portfolio and BlackRock U.S. Opportunities Portfolio. The portfolios are collectively referred to in this prospectus as the “Funds.” Each Fund represents a separate portfolio of securities and each has its own investment objective.

Each Fund’s manager is BlackRock Advisors, LLC (“BlackRock”). Where applicable, BlackRock refers also to the sub-adviser to BlackRock Asset Allocation Portfolio and BlackRock Global Opportunities Portfolio, BlackRock Financial Management, Inc. (“BFM”) and to the sub-adviser to BlackRock International Opportunities Portfolio, BlackRock International, Ltd. (“BIL”).

The prospectus has been organized so that each Fund has its own brief section. Simply turn to the section for any particular Fund to read about important Fund facts. Also included are sections that tell you about buying and selling shares, management information, shareholder features of the Funds and your rights as a shareholder. These sections apply to all the Funds. Terms in bold face type in the text are defined in the Glossary.

BlackRock All-Cap Energy & Resources Portfolio

What is the Fund’s investment objective?

The investment objective of BlackRock All-Cap Energy & Resources Portfolio (“All-Cap Energy & Resources”) is to provide long-term growth of capital.

What are the Fund’s main investment strategies?

All-Cap Energy & Resources invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities). Such securities may include common and preferred stock, convertible securities, warrants, depositary receipts and certain derivative securities. The Fund will concentrate its investments (i.e., invest more than 25% of its assets) in energy or natural resources companies. The Fund may invest without limit in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. It expects to invest primarily in developed markets, but may also invest in emerging markets.

What are the main risks of investing in the Fund?

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

  Equity Securities Risk — Stock markets are volatile. The prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions.

  Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.

  Commodities Market Risk — Stocks of energy and natural resources companies are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the Fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times.

  Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies and may depend on a small number of key personnel.

  Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

  Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

  Governmental Supervision and Regulation/Accounting Standards Risk — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as in the United States. They also may not have laws to protect investors comparable to the U.S. securities laws.

  Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

  Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

  Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

  Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

  Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

  Foreign Currency Transactions Risk — Forward foreign currency exchange contracts do not eliminate movements in the value of non U.S. currencies and securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

  Depositary Receipts Risk — The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

  Concentration Risk — The Fund’s strategy of concentrating in energy and natural resources companies means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if they were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

  Geographic Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

  Mid-Cap Securities Risk — The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

  Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

For additional information about All-Cap Energy & Resources’ risks, see “Investment Risks” below.

Who should invest?

All-Cap Energy & Resources may be an appropriate investment for you if you:

  Are investing with long term goals

  Want a professionally managed non-diversified portfolio investing in natural resource-related securities as part of your total investment portfolio

  Are willing to accept the risks and volatility associated with investment in the natural resource sector

  Are looking for exposure to a variety of foreign markets

  Are willing to accept the risks of foreign investing in order to seek long-term growth of capital

  Are not looking for a significant amount of current income

Risk/Return Information

Since Class R Shares of the Fund have no performance history, the chart and table shown below give you a picture of All-Cap Energy & Resources’ long-term performance for Investor A Shares. Although the chart and table show returns for Investor A Shares which are not offered in this prospectus, Investor A Shares would have substantially similar annual returns as the Class R Shares offered in this prospectus because Investor A Shares and Class R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that Investor A and Class R Shares do not have the same expenses. The actual return of Class R Shares would have been lower than that of Investor A Shares because Class R Shares have higher expenses than Investor A Shares. Investor A Shares of the Fund are estimated to have expenses of 1.28% of average daily net assets (after waivers and reimbursements) for the current fiscal year and, in the event Class R Shares are issued, Class R Shares of the Fund would be expected to have expenses of 1.79% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in All-Cap Energy & Resources. The table compares the Fund’s performance to those of the S&P 500® Index, a recognized unmanaged index of stock market performance which focuses on the large-cap segment of the market with over 80% coverage of U.S. equities, and Lipper Natural Resources Funds Index, an equally weighted index of typically the 30 largest mutual funds within its respective investment objective. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Investor A Shares
ANNUAL TOTAL RETURNS
All-Cap Energy & Resources
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 28.89% (quarter ended June 30, 2008) and the lowest return for a quarter was –39.62% (quarter ended December 31, 2008).

As of 12/31/08	1 Year	Since Inception[1]

BlackRock All-Cap Energy & Resources Portfolio — Investor A
Return Before Taxes[2]	–55.59%	–0.99%
Return After Taxes on Distributions[2]	–56.73%	–1.90%
Return After Taxes on Distributions and Sale of Fund Shares[2]	–34.66%	–0.79%

Lipper Natural Resources Funds Index
(Reflects no deduction for fees, expenses or taxes)	–47.82%	0.44%

S&P 500® Index (Reflects no deduction for fees, expenses or taxes)	–37.00%	–5.40%

[1]	The Fund commenced operations February 16, 2005.

[2]	Includes all applicable fees and sales charges.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns for Class R Shares will vary from those shown for Investor A Shares.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Class R Shares of All-Cap Energy & Resources. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Class R Shares

Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption
proceeds, whichever is lower)	None

Redemption Fee[1]	2.00%

Exchange Fee	— [1]

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Class R Shares

Management Fee	0.74%

Distribution and/or Service (12b-1) Fees	0.50%

Other Expenses	0.54%

Acquired Fund Fees and Expenses	0.01%

Total Annual Fund Operating Expenses	1.79%

Fee Waivers and Expense Reimbursements[2]	—%

Net Annual Fund Operating Expenses[2]	1.79%

[1]	The Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. See “Redemption Fee” for more information.

[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Class R Shares Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.78% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management of the Funds — BlackRock” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in All-Cap Energy & Resources with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs (including interest expenses as reported in the fee table) would be:

	1 Year	3 Years

Class R Shares	$182	$563

BlackRock Asset Allocation Portfolio

What is the Fund’s investment objective?

The investment objective of BlackRock Asset Allocation Portfolio (“Asset Allocation”) is to seek to maximize total return, consistent with income generation and prudent investment management.

What are the Fund’s main investment strategies?

The Fund primarily buys common stock but can also invest in preferred stock, convertible securities and certain derivative securities. The fixed income investment management team selects bonds from several sectors. The Fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its fixed income allocation in junk bonds or non-dollar denominated bonds or bonds of emerging market issuers.

The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and, to a lesser extent, money market instruments. The Fund intends to remain diversified across categories, but it has wide flexibility in the relative weightings given to each category.

What are the main risks of investing in the Fund?

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

  Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies and may depend on a small number of key personnel.

  Debt Securities Risk — Debt securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

  Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

  Mid-Cap Securities Risk — The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

  Mortgage- and Asset-Backed Securities Risk — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to “prepayment risk” and “extension risk”. Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

  Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

  Repurchase Agreements, Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

  Growth Investing Style Risk — The Fund follows an investing style that favors growth companies. Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

  Value Investing Style Risk — The Fund follows an investing style that favors value companies. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

  Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

  Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

  Governmental Supervision and Regulation/Accounting Standards Risk — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as in the United States. They also may not have laws to protect investors comparable to the U.S. securities laws.

  Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

  Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

  Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include:

  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

  Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

  Junk bonds may be less liquid than higher rated fixed income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

  Foreign Currency Transactions Risk — Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

  Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

  Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

For additional information about Asset Allocation’s risks, see “Investment Risks” below.

Who should invest?

Asset Allocation may be an appropriate investment for you if you:

  Are investing with long-term goals, but also seek some current income

  Want a professionally managed portfolio without the administrative burdens of direct investments in equity and debt securities

  Are willing to accept the risk that the value of your investment may decline in order to seek the highest total investment return

  Are looking for exposure to a variety of foreign markets

  Are willing to accept the risks of foreign investing in order to seek high total investment return

  Are prepared to receive taxable distributions of ordinary income and capital gains

Risk/Return Information

On January 31, 2005, the Fund reorganized with the State Street Research Asset Allocation Fund (the “SSR Fund”). The SSR Fund transferred substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had similar investment goals and strategies as the Fund. Since Class R Shares of the Fund have no performance history, the chart and table shown below give you a picture of Asset Allocation’s long-term performance for Investor A Shares. Although the chart and table show returns for Investor A Shares which are not offered in this prospectus, Investor A Shares would have substantially similar annual returns as the Class R Shares offered in this prospectus because Investor A Shares and Class R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that Investor A and Class R Shares do not have the same expenses. The actual return of Class R Shares would have been lower than that of Investor A Shares because Class R Shares have higher expenses than Investor A Shares. Investor A Shares of the Fund are estimated to have expenses of 1.28% of average daily net assets (after waivers and reimbursements) for the current fiscal year and, in the event that Class R Shares are issued, Class R Shares of the Fund would be expected to have expenses of 1.70% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the performance to that of a customized weighted index comprised of the returns of the S&P 500® Index (60%) and the Barclays Capital U.S. Aggregate Index (40%), recognized unmanaged indices of stock and bond market performance, respectively. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

The performance of Investor A Shares prior to January 31, 2005 is based on the performance of the A Shares of the SSR Fund.

Investor A Shares
ANNUAL TOTAL RETURNS
Asset Allocation
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 16.29% (quarter ended December 31, 2001) and the lowest return for a quarter was –13.17% (quarter ended December 31, 2008).

As of 12/31/08	1 Year	5 Years	10 Years

BlackRock Asset Allocation Portfolio — Investor A
Return Before Taxes[1]	–30.75%	–0.39%	2.84%
Return After Taxes on Distributions[1]	–31.20%	–1.54%	1.32%
Return After Taxes on Distributions and Sale of Fund Shares[1]	–19.59%	–0.43%	1.87%

60% S&P 500® Index/40% Barclays Capital U.S. Aggregate Index[2]
(Reflects no deduction for fees, expenses or taxes)	–22.05%	0.71%	1.69%

[1]	Includes all applicable fees and sales charges.

[2]	This index was formerly known as Lehman Brothers U.S. Aggregate Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns for Class R Shares will vary from those shown for Investor A Shares.

Expenses and Fees

As a shareholder, you pay certain fees and expenses. Annual fund operating expenses are paid out of Fund assets. The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Class R Shares of Asset Allocation. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Class R Shares

Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption
proceeds, whichever is lower)	None

Redemption Fee	None

Exchange Fee	None

Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)	Class R Shares

Management Fee	0.55%

Distribution and/or Service (12b-1) Fees	0.50%

Other Expenses	0.58%

Interest Expense	0.04%

Acquired Fund Fees and Expenses	0.03%

Total Annual Fund Operating Expenses	1.70%

Fee Waivers and Expense Reimbursements[1]	—%

Net Annual Fund Operating Expenses[1]	1.70%

[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Class R Shares Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.76% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management of the Funds — BlackRock” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in Asset Allocation with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs (including interest expenses as reported in the fee table) would be:

	1 Year	3 Years

Class R Shares	$173	$536

BlackRock Capital Appreciation Portfolio

What is the Fund’s investment objective?

The investment objective of BlackRock Capital Appreciation Portfolio (“Capital Appreciation”) is long-term capital appreciation. In other words, Capital Appreciation tries to choose investments that will increase in value over an extended period of time.

What are the Fund’s main investment strategies?

Under normal circumstances, Capital Appreciation invests at least 80% of its total assets in common and preferred stock of mid- and large-size companies and convertible securities.

While the Fund generally expects to invest across a broad range of industries, it may favor companies in those industries that appear to offer higher potential for long-term growth.

The Fund intends to buy and hold securities to allow it to capture long-term gains.

Fund management may, when consistent with the Fund’s investment objective, buy or sell options or futures on a security or an index of securities (collectively, commonly known as derivatives).

What are the main risks of investing in the Fund?

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

  Equity Securities Risk — Stock markets are volatile. The prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions.

  Mid-Cap Securities Risk — The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

  Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

  Buy-and-Hold Strategy Risk — Because of the Fund’s emphasis on buying and holding securities and minimizing capital gains, the Fund may hold various stocks through adverse markets without an obligation to sell them.

  Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

For additional information about Capital Appreciation’s risks, see “Investment Risks” below.

Who should invest?

  Capital Appreciation may be an appropriate investment for you if you:

  Are investing with long term goals

  Want a professionally managed portfolio of equity securities of mid- and large-size companies to complement your total investment portfolio

  Are looking for exposure to industries that appear to offer higher potential for long-term growth

  Are willing to accept the risks of price fluctuations and volatile market conditions in order to seek long-term capital appreciation

  Are not looking for a significant amount of current income

Risk/Return Information

On January 31, 2005, the Fund reorganized with the State Street Research Legacy Fund (the “SSR Fund”). The SSR Fund transferred substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had substantially similar investment goals and strategies as the Fund. Since Class R Shares of the Fund have no performance history, the chart and table shown below give you a picture of Capital Appreciation’s long-term performance for Investor A Shares. Although the chart and table show returns for Investor A Shares which are not offered in this Prospectus, Investor A Shares would have substantially similar annual returns as the Class R Shares offered in this Prospectus because Investor A Shares and Class R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that Investor A and Class R Shares do not have the same expenses. The actual return of Class R Shares would have been lower than that of Investor A Shares because Class R Shares have higher expenses than Investor A Shares. Investor A Shares of the Fund are estimated to have expenses of 1.35% of average daily net assets (after waivers and reimbursements) for the current fiscal year and, in the event Class R Shares are issued, Class R Shares of the Fund would be expected to have expenses of 1.71% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Russell 1000® Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Investor A Shares
ANNUAL TOTAL RETURNS
Capital Appreciation
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 18.27% (quarter ended December 31, 1999) and the lowest return for a quarter was –22.93% (quarter ended December 31, 2008).

As of 12/31/08	1 Year	5 Years	10 Years

BlackRock Capital Appreciation Portfolio — Investor A
Return Before Taxes[1]	–39.88%	–2.97%	–2.09%
Return After Taxes on Distributions[1]	–39.88%	–2.97%	–2.09%
Return After Taxes on Distributions and Sale of Fund Shares[1]	–25.92%	–2.50%	–1.75%

Russell 1000® Growth Index (Reflects no deduction for fees, expenses or taxes)	–38.44%	–3.42%	–4.27%

[1]	Includes all applicable fees and sales charges.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns for Class R Shares will vary from those shown for Investor A Shares.

Expenses and Fees

As a shareholder, you pay certain fees and expenses. Annual fund operating expenses are paid out of Fund assets. The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Class R Shares of Capital Appreciation. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees
(Fees paid directly from your investment)	Class R Shares

Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption
proceeds, whichever is lower)	None

Redemption Fee	None

Exchange Fee	None

Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)	Class R Shares

Management Fee	0.65%

Distribution and/or Service (12b-1) Fees	0.50%

Other Expenses	0.55%

Acquired Fund Fees and Expenses	0.01%

Total Annual Fund Operating Expenses	1.71%

Fee Waivers and Expense Reimbursements[1]	—%

Net Annual Fund Operating Expenses[1]	1.71%

[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Class R Shares Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.94% of average daily net assets until February 1, 2010. See the “Management of the Funds — BlackRock” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in Capital Appreciation with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs (including interest expenses as reported in the fee table) would be:

	1 Year	3 Years

Class R Shares	$ 174	$ 539

BlackRock Global Opportunities Portfolio

What is the Fund’s investment objective?

The investment objective of BlackRock Global Opportunities Portfolio (“Global Opportunities”) is to provide long-term capital appreciation.

What are the Fund’s main investment strategies?

The Fund will invest at least 75% of its total assets in global equity securities of any market capitalization, selected for their above-average return potential. Under normal market conditions, the Fund will invest significantly (at least 40%) in companies (i) organized or located outside the U.S., (ii) whose primary trading market is located outside the U.S. or (iii) doing a substantial amount of business outside the U.S. (i.e., a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S.).

The Fund may also invest up to 25% of its total assets in global fixed income securities, including emerging market debt. The Fund’s fixed income investments may include corporate bonds, U.S. government debt securities, non-U.S. government and supranational debt securities, asset-backed securities, mortgage-backed securities, emerging market debt securities and non-investment grade debt securities (junk bonds). From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). The Fund will invest in securities of non-U.S. issuers that can be U.S.-dollar based or non-U.S.-dollar based on a hedged or unhedged basis. The Fund may enter into currency transactions on a hedged or unhedged basis in order to seek total return. With respect to equity investments, the Fund primarily buys common stock but may also invest in preferred stock, certain derivative securities and convertible securities.

What are the main risks of investing in the Fund?

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

  Equity Securities Risk — Stock markets are volatile. The prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions.

  Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

  Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

  Governmental Supervision and Regulation/Accounting Standards Risk — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as in the United States. They also may not have laws to protect investors comparable to the U.S. securities laws.

  Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

  Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

  Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies, and may depend on a small number of key personnel.

  Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

  Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

  Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

  Mid-Cap Securities Risk — The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

  Growth Investing Style Risk — The Fund follows an investing style that favors growth companies. Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

For additional information about Global Opportunities’ risks, see “Investment Risks” below.

Who should invest?

Global Opportunities may be an appropriate investment for you if you:

  Are investing with long term goals

  Want a professionally managed portfolio investing in the securities of a variety of countries and of any market capitalization as part of your total investment portfolio

  Are willing to accept the risks associated with investments in both equity and debt securities, including high yield and emerging market debt securities

  Are looking for exposure to a variety of foreign markets, including emerging markets

  Are willing to accept the risks of foreign investing in order to seek long-term growth of capital

  Are not looking for a significant amount of current income

Risk/Return Information

Since Class R Shares of the Fund have no performance history, the chart and table shown below give you a picture of Global Opportunities long-term performance for Investor A Shares. Although the chart and table show returns for Investor A Shares which are not offered in this prospectus, Investor A Shares would have substantially similar annual returns as the Class R Shares offered in this prospectus because Investor A Shares and Class R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that Investor A and Class R Shares do not have the same expenses. The actual return of Class R Shares would have been lower than that of Investor A Shares because Class R Shares have higher expenses than Investor A Shares. Investor A Shares of the Fund are estimated to have expenses of 1.62% of average daily net assets (after waivers and reimbursements) for the current fiscal year and, in the event Class R Shares are issued, Class R Shares of the Fund would be expected to have expenses of 2.01% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in Global Opportunities. The table compares the Fund’s performance to that of the S&P Global Broad Market Index (BMI), a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Investor A Shares
ANNUAL TOTAL RETURNS
Global Opportunities
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 8.78% (quarter ended June 30, 2007) and the lowest return for a quarter was –21.57% (quarter ended December 31, 2008).

As of 12/31/08	1 Year	Since Inception[1]

BlackRock Global Opportunities Portfolio — Investor A
Return Before Taxes[2]	–41.98%	–8.17%
Return After Taxes on Distributions[2]	–41.98%	–8.62%
Return After Taxes on Distributions and Sale of Fund Shares[2]	–27.29%	–6.94%

S&P Global Broad Market Index (Reflects no deduction for fees, expenses or taxes)	–42.41%	–9.60%

[1]	The Fund commenced operations on January 31, 2006.

[2]	Includes all applicable fees and sales charges.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns for Class R Shares will vary from those shown for Investor A Shares.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Class R Shares of Global Opportunities. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees
(Fees paid directly from your investment)	Class R Shares

Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption
proceeds, whichever is lower)	None

Redemption Fee[1]	2.00%

Exchange Fee	— [1]

Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)	Class R Shares

Management Fee	0.90%

Distribution and/or Service (12b-1) Fees	0.50%

Other Expenses	0.74%

Acquired Fund Fees and Expenses	0.02%

Total Annual Fund Operating Expenses	2.01%

Fee Waivers and Expense Reimbursements[2]	—%

Net Annual Fund Operating Expenses[2]	2.01%

[1]	The Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. See “Redemption Fee” for more information.

[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Class R Shares Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 3.59% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management of the Funds — BlackRock” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in Global Opportunities with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs (including interest expenses as reported in the fee table) would be:

	1 Year	3 Years

Class R Shares	$ 204	$ 630

BlackRock Energy & Resources Portfolio

What is the Fund’s investment objective?

The investment objective of BlackRock Energy & Resources Portfolio (“Energy & Resources”) is to provide long-term growth of capital.

What are the Fund’s main investment strategies?

Energy & Resources invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities). Such securities may include common and preferred stock, convertible securities, warrants, depositary receipts and certain derivative securities. The Fund will concentrate its investments (i.e., invest more than 25% of its assets) in energy or natural resources companies. The Fund may invest without limit in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. It expects to invest primarily in developed markets, but may also invest in emerging markets.

What are the main risks of investing in the Fund?

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

  Equity Securities Risk — Stock markets are volatile. The prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions.

  Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.

  Commodities Market Risk — Stocks of energy and natural resources companies are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the Fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations

  Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies and may depend on a small number of key personnel.

  Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

  Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

  Governmental Supervision and Regulation/Accounting Standards Risk — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as in the United States. They also may not have laws to protect investors comparable to the U.S. securities laws.

  Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

  Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

  Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

  Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

  Foreign Currency Transactions Risk — Forward foreign currency exchange contracts do not eliminate movements in the value of non U.S. currencies and securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

  Depositary Receipts Risk — The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

  Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

  Concentration Risk — The Fund’s strategy of concentrating in energy and natural resources companies means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if they were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

  Geographic Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

  Mid-Cap Securities Risk — The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

  Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

For additional information about Energy & Resources’ risks, see “Investment Risks” below.

Who should invest?

Energy & Resources may be an appropriate investment for you if you:

  Are investing with long term goals

  Want a professionally managed non-diversified portfolio investing in natural resource-related securities as part of your total investment portfolio

  Are willing to accept the risks and volatility associated with investment in the natural resource sector

  Are looking for exposure to a variety of foreign markets

  Are willing to accept the risks of foreign investing in order to seek long-term growth of capital

  Are not looking for a significant amount of current income

Risk/Return Information

On January 31, 2005, Energy & Resources reorganized with the State Street Research Global Resources Fund (the “SSR Fund”). The SSR Fund transferred substantially all of its assets and liabilities to Energy & Resources in exchange for shares of Energy & Resources, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had similar investment goals and strategies as Energy & Resources. Since Class R Shares of the Fund have no performance history, the chart and table shown below give you a picture of Energy & Resources’ long-term performance for Investor A Shares. Although the chart and table show returns for Investor A Shares which are not offered in this prospectus, Investor A Shares would have substantially similar annual returns as the Class R Shares offered in this prospectus because Investor A Shares and Class R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that Investor A and Class R Shares do not have the same expenses. The actual return of Class R Shares would have been lower than that of Investor A Shares because Class R Shares have higher expenses than Investor A Shares. Investor A Shares of the Fund are estimated to have expenses of 1.27% of average daily net assets (after waivers and reimbursements) for the current fiscal year and, in the event Class R Shares are issued, Class R Shares of the Fund would be expected to have expenses of 1.78% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in Energy & Resources. The table compares the Fund’s performance to those of the S&P 500® Index, a recognized unmanaged index of stock market performance which focuses on the large-cap segment of the market with over 80% coverage of U.S. equities, and Lipper Natural Resources Funds Index, an equally weighted index of typically the 30 largest mutual funds within its respective investment objective. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Investor A Shares
ANNUAL TOTAL RETURNS
Energy & Resources
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 45.48% (quarter ended June 30, 2008) and the lowest return for a quarter was –44.58% (quarter ended September 30, 2008).

As of 12/31/08	1 Year	5 Years	10 Years

BlackRock Energy & Resources Portfolio — Investor A
Return Before Taxes[1]	–55.84%	7.29%	17.31%
Return After Taxes on Distributions[1]	–58.09%	4.05%	15.46%
Return After Taxes on Distributions and Sale of Fund Shares[1]	–33.40%	7.01%	16.18%

Lipper Natural Resources Funds Index
(Reflects no deduction for fees, expenses or taxes)	–47.82%	8.39%	9.28%

S&P 500® Index (Reflects no deduction for fees, expenses or taxes)	–37.00%	–2.19%	–1.38%

[1]	Includes all applicable fees and sales charges.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns for Class R Shares will vary from those shown for Investor A Shares.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Class R Shares of Energy & Resources. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees
(Fees paid directly from your investment)	Class R Shares

Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption
proceeds, whichever is lower)	None

Redemption Fee[1]	2.00%

Exchange Fee	— [1]

Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)	Class R Shares

Management Fee	0.74%

Distribution and/or Service (12b-1) Fees	0.50%

Other Expenses	0.53%

Acquired Fund Fees and Expenses	0.01%

Total Annual Fund Operating Expenses	1.78%

Fee Waivers and Expense Reimbursements[2]	—%

Net Annual Fund Operating Expenses[2]	1.78%

[1]	The Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. See “Redemption Fee” for more information.

[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Class R Shares Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.88% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management of the Funds — BlackRock” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in Energy & Resources with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs (including interest expenses as reported in the fee table) would be:

	1 Year	3 Years

Class R Shares	$181	$560

BlackRock Health Sciences Opportunities Portfolio

BlackRock Health Sciences Opportunities Portfolio (“Health Sciences Opportunities”) was re-opened to new investors on January 1, 2009. Fund management will continue to monitor market conditions and other relevant factors and may determine to close Health Sciences Opportunities to new investors in the future.

What is the Fund’s investment objective?

The investment objective of Health Sciences Opportunities is to provide long-term growth of capital.

What are the Fund’s main investment strategies?

Health Sciences Opportunities invests at least 80% of total assets in securities of companies in health sciences and related industries. Such securities may include common and preferred stock, convertible securities, warrants, depositary receipts and certain derivative securities. The Fund will concentrate its investments (i.e., invest more than 25% of its assets) in health sciences or related industries, and may invest in companies located in non-U.S. countries. The Fund reserves the right to invest up to 20% of total assets in other types of securities. These may include stocks of companies not associated with health sciences, as well as debt securities and securities of smaller capitalization companies.

From time to time the Fund may invest without limit in shares of companies through initial public offerings (IPOs).

What are the main risks of investing in the Fund?

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

  Equity Securities Risk — Stock markets are volatile. The prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions.

  Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.

  Healthcare-Related Securities Risk — Although the Fund will invest in a variety of industries within the general healthcare sector, many healthcare-related companies share common risks. Many healthcare-related companies are smaller and less seasoned than companies in other sectors. Healthcare-related companies may also be strongly affected by scientific or technological developments and their products may quickly become obsolete. Finally, many healthcare-related companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. A number of legislative proposals concerning healthcare have been introduced or considered by the U.S. Congress in recent years. These span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of health care services, tax incentives and penalties related to health care insurance premiums, and promotion of prepaid healthcare plans. The Fund cannot predict what proposals will be enacted or what effect they may have on healthcare-related companies.

  Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

  Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

  Governmental Supervision and Regulation/Accounting Standards Risk — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as in the United States. They also may not have laws to protect investors comparable to the U.S. securities laws.

  Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

  Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

  Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

  Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies, and may depend on a small number of key personnel.

  Mid-Cap Securities Risk — The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

  Growth Investing Style Risk — The Fund follows an investing style that favors growth companies. Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

  Concentration Risk — The Fund’s strategy of concentrating in energy and natural resources companies means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if they were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

  Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

For additional information about Health Sciences Opportunities’ risks, see “Investment Risks” below.

Who should invest?

Health Sciences Opportunities may be an appropriate investment for you if you:

  Are investing with long term goals

  Are looking for a professionally managed portfolio to add to your investments that will increase your allocation to the healthcare sector

  Are willing to accept the risks associated with a sector strategy versus a more diversified investment strategy

  Are looking for an investment portfolio that includes exposure to healthcare companies in a variety of foreign markets in addition to U.S. investments and are willing to accept the risks of foreign investing

  Are willing to accept the risk that the value of your investment may decline in order to seek long term capital appreciation

  Are not looking for a significant amount of current income

Risk/Return Information

On January 31, 2005, the Fund reorganized with the State Street Research Health Sciences Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table on the next page show performance information for the SSR Fund, which had substantially similar investment goals and strategies as the Fund. Since Class R Shares of the Fund have no performance history, the chart and table shown below give you a picture of Health Sciences Opportunities’ long-term performance for Investor A Shares. Although the chart and table show returns for Investor A Shares which are not offered in this prospectus, Investor A Shares would have substantially similar annual returns as the Class R Shares offered in this prospectus because Investor A Shares and Class R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that Investor A and Class R Shares do not have the same expenses. The actual return of Class R Shares would have been lower than that of Investor A Shares because Class R Shares have higher expenses than Investor A Shares. Investor A Shares of the Fund are estimated to have expenses of 1.39% of average daily net assets (after waivers and reimbursements) for the current fiscal year and, in the event Class R Shares are issued, Class R Shares of the Fund would be expected to have expenses of 1.81% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the performance to that of the Russell 3000® Health Care Index and the S&P 500® Index, both of which are recognized unmanaged indices of stock market performance, and the Lipper Health/Biotechnology Fund Index. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

Investor A Shares
ANNUAL TOTAL RETURNS
Health Sciences Opportunities
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 34.69% (quarter ended June 30, 2003) and the lowest return for a quarter was –15.30% (quarter ended June 30, 2002).

			Since
As of 12/31/08	1 Year	5 Years	Inception[1]

BlackRock Health Sciences Opportunities Portfolio — Investor A
Return Before Taxes[2]	–23.56%	5.91%	12.58%
Return After Taxes on Distributions[2]	–25.01%	4.97%	11.50%
Return After Taxes on Distributions and Sale of Fund Shares[2]	–14.18%	4.83%	10.71%

Lipper Health/Biotechnology Fund Index
(Reflects no deduction for fees, expenses or taxes)	–22.74%	1.16%	6.67%

Russell 3000 Health Care Index (Reflects no deduction for fees, expenses or taxes)	–22.97%	–0.99%	1.07%

S&P 500 Index (Reflects no deduction for fees, expenses or taxes)	–37.00%	–2.19%	–3.32%

[1]	The Fund commenced operations on December 21, 1999

[2]	Includes all applicable fees and sales charges.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns for Class R Shares will vary from those shown for Investor A Shares.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Class R Shares of Health Sciences Opportunities. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Class R Shares

Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption
proceeds, whichever is lower)	None

Redemption Fee[1]	2.00%

Exchange Fee	— [1]

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Class R Shares

Management Fee	0.74%

Distribution and/or Service (12b-1) Fees	0.50%

Other Expenses	0.54%

Acquired Fund Fees and Expenses	0.03%

Total Annual Fund Operating Expenses	1.81%

Fee Waivers and Expense Reimbursements[2]	—%

Net Annual Fund Operating Expenses[2]	1.81%

[1]	The Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. See “Redemption Fee” for more information.

[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Class R Shares Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.81% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management of the Funds — BlackRock” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in Health Sciences Opportunities with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs (including interest expenses as reported in the fee table) would be:

	1 Year	3 Years

Class R Shares	$184	$569

BlackRock International Opportunities Portfolio

What is the Fund’s investment objective?

The investment objective of BlackRock International Opportunities Portfolio (“International Opportunities”) is to seek long-term capital appreciation.

What are the Fund’s main investment strategies?

Under normal market conditions, International Opportunities invests at least 80% of its net assets in equity securities issued by international companies of any market capitalization. Under normal market conditions, the Fund will invest significantly (at least 40% of its total assets) in issuers (i) organized or located outside of the U.S., (ii) whose primary trading market is located outside the U.S. or (iii) doing a substantial amount of business outside the U.S., which the Fund considers to be a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. The Fund may invest up to 25% of its net assets in stocks of issuers in emerging market countries. The Fund primarily buys common stock but can also invest in preferred stock and convertible securities. From time to time the Fund may invest in shares of companies through initial public offerings (IPOs) and in derivative instruments.

What are the main risks of investing in the Fund?

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

  Equity Securities Risk — Stock markets are volatile. The prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions.

  Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

  Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

  Governmental Supervision and Regulation/Accounting Standards Risk — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as in the United States. They also may not have laws to protect investors comparable to the U.S. securities laws.

  Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

  Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

  Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

  Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

  Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies, and may depend on a small number of key personnel.

  Mid-Cap Securities Risk — The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

  Growth Investing Style Risk — The Fund follows an investing style that favors growth companies. Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

  Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

For additional information about International Opportunities’ risks, see “Investment Risks” below.

Who should invest?

International Opportunities may be an appropriate investment for you if you:

  Are investing with long term goals

  Want a professionally managed non-diversified portfolio investing in foreign securities as part of your total investment portfolio

  Are willing to accept the increased price volatility, currency fluctuations and other risks associated with investment in foreign markets

  Are seeking to diversify your investment portfolio to include foreign equity securities

  Are not looking for a significant amount of current income

Risk/Return Information

Since Class R Shares of the Fund have no performance history, the chart and table shown below give you a picture of the International Opportunities’ long-term performance for Investor A Shares. Although the chart and table show returns for Investor A Shares which are not offered in this prospectus, Investor A Shares would have substantially similar annual returns as the Class R Shares offered in this prospectus because Investor A Shares and Class R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that Investor A and Class R Shares do not have the same expenses. The actual return of Class R Shares would have been lower than that of Investor A Shares because Class R Shares have higher expenses than Investor A Shares. Investor A Shares of the Fund are estimated to have expenses of 1.62% of average daily net assets (after waivers and reimbursements) for the current fiscal year and, in the event Class R Shares are issued, Class R Shares of the Fund would be expected to have expenses of 2.10% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the S&P Global Ex-U.S. Broad Market Index (BMI) and the S&P Extended Market Index Global Ex-U.S., each a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Investor A Shares
ANNUAL TOTAL RETURNS
International Opportunities
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 81.64% (quarter ended December 31, 1999) and the lowest return for a quarter was –24.50% (quarter ended September 30, 2008).

As of 12/31/08	1 Year	5 Years	10 Years

BlackRock International Opportunities Portfolio — Investor A
Return Before Taxes[1]	–46.31%	6.30%	13.89%
Return After Taxes on Distributions[1]	–46.13%	4.93%	12.74%
Return After Taxes on Distributions and Sale of Fund Shares[1]	–29.91%	5.71%	12.39%

S&P Extended Market Index Global Ex-U.S.[2]	–49.85%	3.07%	4.62%

S&P Global Ex-U.S. Broad Market Index (BMI)[3]	–45.89%	3.15%	2.92%

[1]	Includes all applicable fees and sales charges.

[2]	Until October 1, 2008 this index was called the S&P/Citigroup Extended Market Index Global Ex-U.S.

[3]	Until October 1, 2008, this index was called the S&P/Citigroup Broad Market Index Global Ex-U.S.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns for Class R Shares will vary from those shown for Investor A Shares.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Class R Shares of the International Opportunities. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Class R Shares

Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption
proceeds, whichever is lower)	None

Redemption Fee[1]	2.00%

Exchange Fee	— [1]

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Class R Shares

Management Fee	1.00%

Distribution and/or Service (12b-1) Fees	0.50%

Other Expenses	0.58%

Acquired Fund Fees and Expenses	0.02%

Total Annual Fund Operating Expenses	2.10%

Fee Waivers and Expense Reimbursements[2]	—%

Net Annual Fund Operating Expenses[2]	2.10%

[1]	The Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. See “Redemption Fee” for more information.

[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Class R Shares Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 2.12% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management of the Funds — BlackRock” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in International Opportunities with the cost of investing in other mutual Funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs (including interest expenses as reported in the fee table) would be:

	1 Year	3 Years

Class R Shares	$213	$658

BlackRock Mid-Cap Value Equity Portfolio

What is the Fund’s investment objective?

The investment objective of BlackRock Mid-Cap Value Equity Portfolio (“Mid-Cap Value Equity”) is long-term capital appreciation.

What are the Fund’s main investment strategies?

Mid-Cap Value Equity normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization value companies. Although a universal definition of mid-capitalization companies does not exist, the Fund generally defines these companies, at the time of the Fund’s investment, as those with market capitalizations comparable in size to the companies in the Russell Midcap® Value Index (between approximately $24.4 million and $13.8 billion as of December 31, 2008). In the future, the Fund may define mid-capitalization companies using a different index or classification system. The Fund primarily buys common stock but also can invest in preferred stock and convertible securities.

The Fund may invest in REITs.

Fund management may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives).

What are the main risks of investing in the Fund?

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

  Equity Securities Risk — Stock markets are volatile. The prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions.

  REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

  Mid-Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

  Value Investing Style Risk — Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

  Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

  Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

For additional information about Mid-Cap Value Equity’s risks, see “Investment Risks” below.

Who should invest?

Mid-Cap Value Equity may be an appropriate investment for you if you:

  Are investing with long-term goals

  Want a professionally managed and diversified portfolio of equity securities issued by mid-cap companies

  Are willing to accept the risk that the value of your investment may decline in order to seek capital appreciation

  Are not looking for a significant amount of current income

Risk/Return Information

On January 31, 2005, Mid-Cap Value Equity reorganized with the State Street Research Mid-Cap Value Fund (the “SSR Fund”). The SSR Fund transferred substantially all of its assets and liabilities to Mid-Cap Value Equity in exchange for shares of Mid-Cap Value Equity, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had similar investment goals and strategies as Mid-Cap Value Equity. Since Class R Shares of the Fund have no performance history, the chart and table shown below give you a picture of Mid-Cap Value Equity’s long-term performance for Investor A Shares. Although the chart and table show returns for Investor A Shares which are not offered in this prospectus, Investor A Shares would have substantially similar annual returns as the Class R Shares offered in this prospectus because Investor A Shares and Class R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that Investor A and Class R Shares do not have the same expenses. The actual return of Class R Shares would have been lower than that of Investor A Shares because Class R Shares have higher expenses than Investor A Shares. Investor A Shares of the Fund are estimated to have expenses of 1.26% of average daily net assets (after waivers and reimbursements) for the current fiscal year and, in the event Class R Shares are issued, Class R Shares of the Fund would be expected to have expenses of 1.85% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in Mid-Cap Value Equity. The table compares the Fund’s performance to that of the Russell Midcap® Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Investor A Shares
ANNUAL TOTAL RETURNS
Mid-Cap Value Equity
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 25.18% (quarter ended December 31, 2001) and the lowest return for a quarter was –25.07% (quarter ended December 31, 2008).

As of 12/31/08	1 Year	5 Years	10 Years

BlackRock Mid-Cap Value Equity Portfolio — Investor A
Return Before Taxes[1]	–41.91%	–0.33%	4.32%
Return After Taxes on Distributions[1]	–41.99%	–2.45%	2.22%
Return After Taxes on Distributions and Sale of Fund Shares[1]	–27.14%	–0.68%	2.92%

Russell Midcap® Value Index (Reflects no deduction for fees, expenses or taxes)	–38.44%	0.33%	4.45%

[1]	Includes all applicable fees and sales charges.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns for Class R Shares will vary from those shown for Investor A Shares.

Expenses and Fees

As a shareholder, you pay certain fees and expenses. Annual fund operating expenses are paid out of Fund assets. The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Class R Shares of Mid-Cap Value Equity. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Class R Shares

Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption
proceeds, whichever is lower)	None

Redemption Fee	None

Exchange Fee	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Class R Shares

Management Fee	0.80%

Distribution and/or Service (12b-1) Fees	0.50%

Other Expenses	0.54%

Acquired Fund Fees and Expenses	0.01%

Total Annual Fund Operating Expenses	1.85%

Fee Waivers and Expense Reimbursements[1]	—%

Net Annual Fund Operating Expenses[1]	1.85%

[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Class R Shares Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.98% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management of the Funds — BlackRock” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in Mid-Cap Value Equity with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs (including interest expenses as reported in the fee table) would be:

	1 Year	3 Years

Class R Shares	$188	$582

BlackRock Small Cap Core Equity Portfolio

What is the Fund’s investment objective?

The investment objective of BlackRock Small Cap Core Equity Portfolio (“Small Cap Core Equity”) is long-term capital appreciation.

What are the Fund’s main investment strategies?

Small Cap Core Equity normally invests at least 80% of its net assets in the equity securities of U.S. small capitalization companies. Although a universal definition of small capitalization companies does not exist, the Fund generally defines these companies, at the time of the Fund’s investment, as those with market capitalizations comparable in size to the companies in the Russell 2000® Index (between approximately $7.6 million and $3.2 billion as of December 31, 2008). The Fund uses the Russell 2000® Index as a benchmark. The Fund primarily buys common stock but can also invest in preferred stock and convertible securities. The Fund may invest in REITs.

What are the main risks of investing in the Fund?

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

  Equity Securities Risk — Stock markets are volatile. The prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions.

  Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies and may depend on a small number of key personnel.

  REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.
  Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

For additional information about Small Cap Core Equity’s risks, see “Investment Risks” below.

Who should invest?

The Fund may be an appropriate investment for you if you:

  Are investing with long-term goals

  Want a professionally managed and diversified portfolio of small cap investments

  Are willing to accept the risks of small cap investing in order to seek long term growth of capital

  Are not looking for a significant amount of current income

  Are investing a portion of your portfolio in the Fund and do not consider investment in the Fund to be a complete investment program

Risk/Return Information

Since Class R Shares of the Fund have no performance history, the chart and table shown below give you a picture of Small Cap Core Equity Portfolio’s long-term performance for Investor A Shares. Although the chart and table show returns for Investor A Shares which are not offered in this prospectus, Investor A Shares would have substantially similar annual returns as the Class R Shares offered in this prospectus because Investor A Shares and Class R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that Investor A and Class R Shares do not have the same expenses. The actual return of Class R Shares would have been lower than that of Investor A Shares because Class R Shares have higher expenses than Investor A Shares. Investor A Shares of the Fund are estimated to have expenses of 1.78% of average daily net assets (after waivers and reimbursements) for the current fiscal year and, in the event Class R Shares are issued, Class R Shares of the Fund would be expected to have expenses of 2.15% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the Fund’s performance will vary and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Russell 2000® Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Investor A Shares
ANNUAL TOTAL RETURNS
Small Cap Core Equity
As of 12/31

[1]	Performance of the Fund for the 2002 calendar year reflects the cumulative performance from the inception date (January 2, 2002) until December 31, 2002.

During the period shown in the bar chart, the highest return for a quarter was 25.44% (quarter ended June 30, 2003) and the lowest return for a quarter was –24.09% (quarter ended December 31, 2008).

			Since
As of 12/31/08	1 Year	5 Years	Inception[2]

BlackRock Small Cap Core Equity Portfolio — Investor A
Return Before Taxes[1]	–39.32%	–1.73%	3.63%
Return After Taxes on Distributions[1]	–39.32%	–2.20%	3.23%
Return After Taxes on Distributions and Sale of Fund Shares[1]	–25.56%	–1.44%	3.13%

Russell 2000® Index (Reflects no deduction for fees, expenses or taxes)	–33.79%	–0.93%	1.60%

[1]	Includes all applicable fees and sales charges.

[2]	Inception date is January 2, 2002.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Class R Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The after-tax returns for Class R Shares will vary from those shown for Investor A Shares.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Class R Shares of Small Cap Core Equity. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Class R Shares

Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption
proceeds, whichever is lower)	None

Redemption Fee[1]	2.00%

Exchange Fee	— [1]

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Class R Shares

Management Fee	1.00%

Distribution and/or Service (12b-1) Fees	0.50%

Other Expenses	0.64%

Acquired Fund Fees and Expenses	0.01%

Total Annual Fund Operating Expenses	2.15%

Fee Waivers and Expense Reimbursements[2]	—%

Net Annual Fund Operating Expenses[2]	2.15%

[1]	The Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. See “Redemption Fee” for more information.

[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Class R Shares Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 2.19% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management of the Funds — BlackRock” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in Small Cap Core Equity with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs (including interest expenses as reported in the fee table) would be:

	1 Year	3 Years

Class R Shares	$218	$673

BlackRock Small Cap Growth Equity Portfolio

What is the Fund’s investment objective?

The investment objective of BlackRock Small Cap Growth Equity Portfolio (“Small Cap Growth Equity”) is long-term capital appreciation.

What are the Fund’s main investment strategies?

Small Cap Growth Equity normally invests at least 80% of its net assets in equity securities issued by U.S. small capitalization growth companies which Fund management believes offer superior prospects for growth. Although a universal definition of small capitalization companies does not exist, the Fund generally defines these companies, at the time of the Fund’s investment, as those with market capitalizations comparable in size to the companies in the Russell 2000® Growth Index (approximately $7.6 million to $3.2 billion as of December 31, 2008). In the future, the Fund may define small capitalization companies using a different index or classification system. Small Cap Growth Equity primarily buys common stock but also can invest in preferred stock and convertible securities. From time to time the Fund may invest in shares of companies through initial public offerings (IPOs).

What are the main risks of investing in the Fund?

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

  Equity Securities Risk — Stock markets are volatile. The prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions.

  Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies and may depend on a small number of key personnel.

  Growth Investing Style Risk — Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

  Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

For additional information about Small Cap Growth Equity’s risks, see “Investment Risks” below.

Who should invest?

Small Cap Growth Equity may be an appropriate investment for you if you:

  Are investing with long-term goals

  Want a professionally managed and diversified portfolio of small cap investments

  Are willing to accept the risks of small cap investing in order to seek long term growth of capital

  Are not looking for a significant amount of current income

  Are investing a portion of your portfolio in the Fund and do not consider investment in the Fund to be a complete investment program

Risk/Return Information

Since Class R Shares of the Fund have no performance history, the chart and table shown below give you a picture of Small Cap Growth Equity Portfolio’s long-term performance for Investor A Shares. Although the chart and table show returns for Investor A Shares which are not offered in this prospectus, Investor A Shares would have substantially similar annual returns as the Class R Shares offered in this prospectus because Investor A Shares and Class R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that Investor A and Class R Shares do not have the same expenses. The actual return of Class R Shares would have been lower than that of Investor A Shares because Class R Shares have higher expenses than Investor A Shares. Investor A Shares of the Fund are estimated to have expenses of 1.19% of average daily net assets (after waivers and reimbursements) for the current fiscal year and, in the event Class R Shares are issued, Class R Shares of the Fund would be expected to have expenses of 1.61% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Russell 2000® Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Investor A Shares
ANNUAL TOTAL RETURNS
Small Cap Growth Equity
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 49.23% (quarter ended December 31, 1999) and the lowest return for a quarter was –28.84% (quarter ended December 31, 2008).

As of 12/31/08	1 Year	5 Years	10 Years

BlackRock Small Cap Growth Equity Portfolio — Investor A
Return Before Taxes[1]	–43.22%	–1.97%	–0.22%
Return After Taxes on Distributions[1]	–43.22%	–1.97%	–1.58%
Return After Taxes on Distributions and Sale of Fund Shares[1]	–28.09%	–1.67%	–0.64%

Russell 2000® Growth Index (Reflects no deduction for fees, expenses or taxes)	–38.54%	–2.35%	–0.76%

[1]	Includes all applicable fees and sales charges.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns for Class R Shares will vary from those shown for Investor A Shares.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Class R Shares of Small Cap Growth Equity. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees
(Fees paid directly from your investment)	Class R Shares

Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption
proceeds, whichever is lower)	None

Redemption Fee[1]	2.00%

Exchange Fee	— [1]

Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)	Class R Shares

Management Fee	0.55%

Distribution and/or Service (12b-1) Fees	0.50%

Other Expenses	0.55%

Acquired Fund Fees and Expenses	0.01%

Total Annual Fund Operating Expenses	1.61%

Fee Waivers and Expense Reimbursements[2]	—%

Net Annual Fund Operating Expenses[2]	1.61%

[1]	The Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. See “Redemption Fee” for more information.

[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Class R Shares Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.67% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management of the Funds — BlackRock” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in Small Cap Growth Equity with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs (including interest expenses as reported in the fee table) would be:

	1 Year	3 Years

Class R Shares	$164	$508

BlackRock Small Cap Value Equity Portfolio

What is the Fund’s investment objective?

The investment objective of BlackRock Small Cap Value Equity Portfolio (“Small Cap Value Equity”) is long-term capital appreciation.

What are the Fund’s main investment strategies?

Small Cap Value Equity normally invests at least 80% of its net assets in equity securities issued by U.S. small capitalization value companies. Although a universal definition of small capitalization companies does not exist, the Fund generally defines these companies, at the time of the Fund’s investment, as those with market capitalizations comparable in size to the companies in the Russell 2000® Value Index (between approximately $7.8 million to $3.2 billion as of December 31, 2008). The Fund primarily buys common stock but also can invest in preferred stock and convertible securities. The Fund may invest in REITs.

What are the main risks of investing in the Fund?

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

  Equity Securities Risk — Stock markets are volatile. The prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions.

  Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies and may depend on a small number of key personnel.

  REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

  Value Investing Style Risk — Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

  Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

For additional information about Small Cap Value Equity’s risks, see “Investment Risks” below.

Who should invest?

  Small Cap Value Equity may be an appropriate investment for you if you:

  Are investing with long-term goals

  Want a professionally managed and diversified portfolio of small cap investments

  Are willing to accept the risks of small cap investing in order to seek long term growth of capital

  Are not looking for a significant amount of current income

  Are investing a portion of your portfolio in the Fund and do not consider investment in the Fund to be a complete investment program

Risk/Return Information

Since Class R Shares of the Fund have no performance history, the chart and table shown below give you a picture of Small Cap Value Equity’s long-term performance for Investor A Shares. Although the chart and table show returns for Investor A Shares which are not offered in this prospectus, Investor A Shares would have substantially similar annual returns as the Class R Shares offered in this prospectus because Investor A Shares and Class R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that Investor A and Class R Shares do not have the same expenses. The actual return of Class R Shares would have been lower than that of Investor A Shares because Class R Shares have higher expenses than Investor A Shares. Investor A Shares of the Fund are estimated to have expenses of 1.45% of average daily net assets (after waivers and reimbursements) for the current fiscal year and, in the event Class R Shares are issued, Class R Shares of the Fund would be expected to have expenses of 1.72% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in Small Cap Value Equity. The table compares the Fund’s performance to that of the Russell 2000® Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Investor A Shares
ANNUAL TOTAL RETURNS
Small Cap Value Equity
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 19.72% (quarter ended June 30, 2003) and the lowest return for a quarter was –25.82% (quarter ended December 31, 2008).

As of 12/31/08	1 Year	5 Years	10 Years

BlackRock Small Cap Value Equity Portfolio — Investor A
Return Before Taxes[1]	–38.78%	–2.57%	2.53%
Return After Taxes on Distributions[1]	–38.83%	–6.01%	–0.41%
Return After Taxes on Distributions and Sale of Fund Shares[1]	–25.16%	–2.65%	1.43%

Russell 2000® Value Index (Reflects no deduction for fees, expenses or taxes)	–28.93%	0.27%	6.11%

[1]	Includes all applicable fees and sales charges.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns for Class R Shares will vary from those shown for Investor A Shares.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Class R Shares of Small Cap Value Equity. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees
(Fees paid directly from your investment)	Class R Shares

Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption
proceeds, whichever is lower)	None

Redemption Fee[1]	2.00%

Exchange Fee	— [1]

Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)	Class R Shares

Management Fee	0.55%

Distribution and/or Service (12b-1) Fees	0.50%

Other Expenses	0.66%

Acquired Fund Fees and Expenses	0.01%

Total Annual Fund Operating Expenses	1.72%

Fee Waivers and Expense Reimbursements[2]	—%

Net Annual Fund Operating Expenses[2]	1.72%

[1]	The Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. See “Redemption Fee” for more information.

[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Class R Shares Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.81% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management of the Funds — BlackRock” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in Small Cap Value Equity with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs (including interest expenses as reported in the fee table) would be:

	1 Year	3 Years

Class R Shares	$175	$542

BlackRock U.S. Opportunities Portfolio

What is the Fund’s investment objective?

The investment objective of BlackRock U.S. Opportunities Portfolio (“U.S. Opportunities”) is to provide long-term capital appreciation.

What are the Fund’s main investment strategies?

The Fund normally invests at least 80% of its net assets in equity securities issued by U.S. emerging capitalization companies with relatively attractive earnings growth potential and valuation. Although a universal definition of emerging capitalization companies does not exist, the Fund generally defines these companies, at the time of the Fund’s investment, as those with market capitalizations equal to those within the universe of S&P U.S. MidSmall Cap Index stocks (between approximately $12.1 million and $12.2 billion as of December 31, 2008). In the future, the Fund may define emerging capitalization companies using a different index or classification system. The Fund primarily buys common stock but can also invest in preferred stock and convertible securities. From time to time the Fund may invest in shares of companies through initial public offerings (IPOs) and in derivative instruments.

The Fund management uses a multi-factor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor may change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability and relative value and earnings estimate revisions.

What are the main risks of investing in the Fund?

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

  Equity Securities Risk — Stock markets are volatile. The prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions.

  Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies and may depend on a small number of key personnel.

  Mid-Cap Securities Risk — The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

  Growth Investing Style Risk — The Fund follows an investing style that favors growth companies. Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

  Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

  Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

For additional information about U.S. Opportunities’ risks, see “Investment Risks” below.

Who should invest?

U.S. Opportunities may be an appropriate investment for you if you:

  Are investing with long term goals

  Want a professionally managed and diversified portfolio of U.S. emerging capitalization investments

  Are willing to accept the risks of investing in U.S. small and mid-cap companies in order to seek long-term capital growth

  Are not looking for a significant amount of current income

  Are investing a portion of your portfolio in the Fund and do not consider investment in the Fund to be a complete investment program

Risk/Return Information

Since Class R Shares of the Fund have no performance history, the chart and table shown below give you a picture of U.S. Opportunities’ long-term performance for Investor A Shares. Although the chart and table show returns for Investor A Shares which are not offered in this prospectus, Investor A Shares would have substantially similar annual returns as the Class R Shares offered in this prospectus because Investor A Shares and Class R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that Investor A and Class R Shares do not have the same expenses. The actual return of Class R Shares would have been lower than that of Investor A Shares because Class R Shares have higher expenses than Investor A Shares. Investor A Shares of the Fund are estimated to have expenses of 1.63% of average daily net assets (after waivers and reimbursements) for the current fiscal year and, in the event Class R Shares are issued, Class R Shares of the Fund would be expected to have expenses of 2.19% of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the S&P U.S. MidSmall Cap Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

In December 2002, the Fund changed its primary investment strategies and, therefore, the Fund’s performance prior to that date does not reflect the Fund’s current investment style.

Investor A Shares
ANNUAL TOTAL RETURNS
U.S. Opportunities
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 69.16% (quarter ended December 31, 1999) and the lowest return for a quarter was –25.58% (quarter ended September 30, 2001).

As of 12/31/08	1 Year	5 Years	10 Years

BlackRock U.S. Opportunities Portfolio — Investor A
Return Before Taxes[1]	–38.62%	3.37%	10.30%
Return After Taxes on Distributions[1]	–38.62%	3.37%	8.59%
Return After Taxes on Distributions and Sale of Fund Shares[1]	–25.10%	2.89%	8.13%

S&P U.S. MidSmall Cap Index[2]	–39.64%	–1.06%	3.70%

[1]	Includes all applicable fees and sales charges.

[2]	Until October 1, 2008, this index was called the S&P/Citigroup Extended Market Index U.S.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns for Class R Shares will vary from those shown for Investor A Shares.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Class R Shares of U.S. Opportunities. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees
(Fees paid directly from your investment)	Class R Shares

Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption
proceeds, whichever is lower)	None

Redemption Fee[1]	2.00%

Exchange Fee	— [1]

Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)	Class R Shares

Management Fee	1.10%

Distribution and/or Service (12b-1) Fees	0.50%

Other Expenses	0.56%

Acquired Fund Fees and Expenses	0.03%

Total Annual Fund Operating Expenses	2.19%

Fee Waivers and Expense Reimbursements[2]	—%

Net Annual Fund Operating Expenses[2]	2.19%

[1]	The Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. See “Redemption Fee” for more information.

[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Class R Shares Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 2.32% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management of the Funds — BlackRock” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in U.S. Opportunities with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs (including interest expenses as reported in the fee table) would be:

	1 Year	3 Years

Class R Shares	$222	$685

Details About the Funds

How Each Fund Invests

BlackRock All-Cap Energy & Resources Portfolio

The name of the Fund changed from BlackRock All-Cap Global Resources Portfolio to BlackRock All-Cap Energy & Resources Portfolio.

Investment Goal

The investment objective of All-Cap Energy & Resources is to provide long-term growth of capital.

Should the Trust’s Board of Trustees (the “Board”) determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.

Investment Process

BlackRock considers a variety of factors when choosing investments for All-Cap Energy & Resources, such as:

  identifying companies and industries that appear to have the potential for above-average long-term performance based on projections of supply and demand of a resource and the state of the market; and

  identifying companies that are expected to show above-average growth over the long-term as well as those that appear to be trading below their true worth

In addition, the Fund does not limit its investments to companies of any particular size, and may invest in securities of companies with small to large capitalizations.

The Fund generally will sell a stock when, in Fund management’s opinion, the stock reaches its price target, there is a deterioration in the company’s fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Primary Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities). The natural resources sector can include companies that own, produce, refine, process, transport and market natural resources, and companies that provide related services. The sector includes, but is not limited to, industries such as integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services and technology, metal production, forest products, paper products, chemicals, building materials, coal, alternative energy sources and environmental services. The Fund will concentrate its investments (i.e., invest more than 25% of its assets) in energy or natural resources companies. The Fund may invest without limit in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. It expects to invest primarily in developed markets, but may also invest in emerging markets.

The Fund’s investments may include common and preferred stock, convertible securities, warrants, depositary receipts and certain derivative securities. The Fund reserves the right to invest up to 20% of total assets in other U.S. and foreign investments that may include stocks of companies not associated with energy or natural resources or debt securities.

Fund management may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the Fund as a whole (hedge), but they may also be used to maintain liquidity and commit cash pending investment. Fund management also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns. The Fund may also buy and sell currencies and use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of non-U.S. currencies or to enhance returns.

The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF ALL-CAP ENERGY & RESOURCES

All-Cap Energy & Resources is managed by a team of financial professionals. Daniel J. Rice III and Denis J. Walsh III are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

BlackRock Asset Allocation Portfolio

Investment Goal

The investment objective of Asset Allocation is to seek to maximize total return, consistent with income generation and prudent investment management.

Should the Trust’s Board determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.

Investment Process

BlackRock considers a variety of factors when choosing investments for Asset Allocation, such as:

  Utilizing a combination of quantitative and fundamental analysis to evaluate the relative attractiveness of various segments in the equity universe, defined by style, capitalization range and geographic location;

  Reviewing and allocating varying percentages of the Fund to equity investment management team members responsible for security selection within these distinctive disciplines, including stocks of large, middle and small capitalization companies, companies that appear to be trading below their true worth, companies with significant growth opportunities, and firms in specialized sectors and international companies;

  Engaging in bottom-up security selection within each discipline that, in turn, drives sector and industry weightings as well as average market capitalization; and

  Assessing each stock’s changing characteristics relative to its contribution to portfolio risk within that discipline and selling the stock when it no longer offers an appropriate return-to-risk trade-off

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Primary Investment Strategies

The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and, to a lesser extent, money market instruments. Drawing on its analysis of financial trends and market conditions, Fund management monitors and adjusts those allocations from time to time. The Fund has wide flexibility in the relative weightings given to each category; however, it intends to remain diversified across categories. The Fund measures its performance against a customized weighted index comprised of the returns of the S&P 500® Index (60%) and the Barclays Capital U.S. Aggregate Index (40%).

With respect to its equity investments, the Fund primarily buys common stock but also can invest in preferred stock and convertible securities.

The fixed income investment management team evaluates sectors of the bond market and individual securities within these sectors. The fixed income investment management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and corporate bonds. Securities are purchased for the Fund when the fixed income management team believes that they have the potential for above-average total return. The Fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its fixed income allocation in any combination of non-investment grade bonds (junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. Non-investment grade bonds acquired by the Fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by the fixed income investment management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. A security will be sold if, in the opinion of the fixed income investment management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

As part of its normal operations, the Fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Fund also may invest in these securities in order to achieve its investment goal.

Fund management may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency for another party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movement in the value of non-U.S. currencies.

ABOUT THE PORTFOLIO MANAGER OF ASSET ALLOCATION

Philip Green is the portfolio manager of Asset Allocation and is primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information on the portfolio manager.

BlackRock Capital Appreciation Portfolio

Investment Goal

The investment objective of Capital Appreciation is to provide long-term growth of capital.

Should the Trust’s Board determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.

Investment Process

BlackRock considers a variety of factors when choosing investments for Capital Appreciation, such as:

  identifying companies and industries that appear to have higher potential for long-term growth;

  identifying companies that are fundamentally sound with strong management, superior earnings growth prospects and attractive relative valuations; and

  identifying large companies that exhibit stable growth and accelerated earnings

In addition, while the Fund tends to emphasize mid- and large-size companies, from time to time it may invest in small-size companies.

The disciplined investment process uses bottom-up stock selection as the primary driver of returns.

The Fund generally will sell a stock when, in Fund management’s opinion, the stock reaches its price target, or there is a deterioration in the company’s future growth prospects, an inability to sustain earnings momentum, a less attractive valuation, a significant price change or more compelling investment opportunities elsewhere.

Primary Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its total assets in common and preferred stock of mid- and large-size companies and convertible securities. The Fund’s disciplined investment process uses bottom-up stock selection as the primary driver of returns. The Fund generally expects to invest across a broad range of industries.

Although the Fund does not expect to do so as a matter of course, it is permitted to invest up to 20% of its total assets in other securities (for example, bonds and small size company stocks).

Fund management may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the Fund as a whole (hedge), but they may also be used to maintain liquidity and commit cash pending investment. Fund management also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns. The Fund may also buy and sell currencies and use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of non-U.S. currencies or to enhance returns.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF CAPITAL APPRECIATION

Capital Appreciation is managed by a team of financial professionals. Jeffrey R. Lindsey, CFA and Edward P. Dowd are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

BlackRock Global Opportunities Portfolio

Investment Goal

The investment objective of Global Opportunities is to provide long-term capital appreciation.

Should the Trust’s Board determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.

Investment Process

BlackRock considers a variety of factors when choosing investments for Global Opportunities, such as:

  identifying securities that have above-average return potential, influenced by factors such as relative value and earnings estimate revisions; and

  identifying opportunities in the global securities markets for investments in global equity securities of any market capitalization, as well as fixed income investments and foreign currency transactions

In addition, the Fund does not limit its investments to companies of any particular size, and may invest in securities of companies with small to large capitalizations.

The Fund generally will sell a security when, in Fund management’s opinion, the security reaches its price target, or there is a deterioration in the company’s fundamentals, a change in macroeconomic outlook, technical deterioration, a need to rebalance the portfolio or a better opportunity elsewhere. The team uses a broad set of quantitative tools to enhance the timing of purchase or sell decisions.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Primary Investment Strategies

The Fund will invest at least 75% of its total assets in global equity securities of any market capitalization, selected for their above-average return potential. Under normal market conditions, the Fund will invest at least 40% of its total assets in issuers located outside of the U.S., and the Fund may invest up to 25% of its total assets in stocks of issuers in emerging market countries.

Investment in fixed income securities will be made on an opportunistic basis. Securities will be identified based on factors such as relative value and earnings estimate revisions. The Fund may invest up to 25% of total assets in global fixed income securities, including corporate bonds, U.S. government debt securities, non-U.S. government and supranational debt securities, asset-backed securities, mortgage-backed securities, emerging market debt securities and non-investment grade debt securities (high yield or junk bonds). Split rated bonds will be considered to have the higher credit rating.

With respect to equity investments, the Fund primarily buys common stock but may also invest in preferred stock and convertible securities.

Fund management may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of currency for another party’s obligation to pay or its right to receive another type of currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future).

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF GLOBAL OPPORTUNITIES

Global Opportunities is managed by a team of financial professionals. Thomas P. Callan, CFA and Michael D. Carey, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

BlackRock Energy & Resources Portfolio

The name of the Fund changed from BlackRock Global Resources Portfolio to BlackRock Energy & Resources Portfolio.

Investment Goal

The investment objective of Energy & Resources is to provide long-term growth of capital.

Should the Trust’s Board determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.

Investment Process

BlackRock considers a variety of factors when choosing investments for Energy & Resources, such as:

  identifying companies and industries that appear to have the potential for above-average long-term performance based on projections of supply and demand of a resource and the state of the market; and

  identifying companies that are expected to show above-average growth over the long-term as well as those that appear to be trading below their true worth

In addition, while the Fund tends to emphasize smaller companies from time to time it may emphasize companies of other sizes.

The Fund generally will sell a stock when, in Fund management’s opinion, the stock reaches its price target, there is a deterioration in the company’s fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Primary Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities). The natural resources sector can include companies that own, produce, refine, process, transport and market natural resources, and companies that provide related services. The sector includes, but is not limited to, industries such as integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services and technology, metal production, forest products, paper products, chemicals, building materials, coal, alternative energy sources and environmental services. The Fund will concentrate its investments (i.e., invest more than 25% of its assets) in energy or natural resources companies. The Fund may invest without limit in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. It expects to invest primarily in developed markets, but may also invest in emerging markets.

The Fund’s investments may include common and preferred stock, convertible securities, warrants, depositary receipts and certain derivative securities. The Fund reserves the right to invest up to 20% of total assets in other U.S. and foreign investments that may include stocks of companies not associated with energy or natural resources or debt securities.

Fund management may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the Fund as a whole (hedge), but they may also be used to maintain liquidity and commit cash pending investment. Fund management also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns. The Fund may also buy and sell currencies and use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of non-U.S. currencies or to enhance returns.

The Fund is classified as non-diversified fund under the Investment Company Act of 1940, as amended.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF ENERGY & RESOURCES

Energy & Resources is managed by a team of financial professionals. Daniel J. Rice III and Denis J. Walsh III are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

BlackRock Health Sciences Opportunities Portfolio

Investment Goal

The investment objective of Health Sciences Opportunities is to provide long-term growth of capital.

Should the Trust’s Board determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.

Investment Process

BlackRock considers a variety of factors when choosing investments for Health Sciences Opportunities, such as:

  identifying companies and industries that appear to have the potential for above-average return potential; and

  identifying companies that are expected to show above-average growth over the long-term as well as those that appear to be trading below their true worth

The Fund generally will sell a stock when, in Fund management’s opinion, the stock reaches its price target, there is a deterioration in the company’s fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere.

The Fund expects to invest in health sciences companies comparable in size to those in the health sector of the Russell 3000® Index or in similar companies, including non-U.S. companies. The Fund does not limit its investments to companies of any particular size.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Primary Investment Strategies

Under normal market conditions, the Fund invests at least 80% of total assets in securities of companies in health sciences and related industries. The health sciences sector can include companies in health care equipment & supplies, health care providers & services, biotechnology, and pharmaceuticals. The sector can include, but is not limited to, businesses involved in the development, production, and distribution or delivery of medical and pharmaceutical products and services, companies engaged in biotechnology and medical research and development, companies that may design, manufacture or distribute medical, dental and optical equipment and supplies, including diagnostic equipment, and companies that may also provide diagnostic services or operate health facilities and hospitals, or provide related administrative, management and financial support.

The Fund’s investments may include common and preferred stock, convertible securities, warrants and depositary receipts. From time to time the Fund may invest without limit in shares of companies through initial public offerings (IPOs).

Fund management may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of currency for another party’s obligation to pay or its right to receive another type of currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future).

The Fund reserves the right to invest up to 20% of total assets in other types of securities. These may include stocks of companies not associated with health sciences, types of debt securities and smaller capitalization companies.

The Fund is a non-diversified fund as defined in the Investment Company Act of 1940, as amended.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF HEALTH SCIENCES OPPORTUNITIES

Health Sciences Opportunities is managed by a team of financial professionals. Erin Xie, PhD and Thomas P. Callan, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

BlackRock International Opportunities Portfolio

Investment Goal

The investment objective of International Opportunities is to seek long-term capital appreciation.

Should the Trust’s Board determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.

Investment Process

BlackRock considers a variety of factors when choosing investments for International Opportunities, such as:

  identifying companies that appear to have above-average earnings growth potential;

  identifying companies and industries that appear to have the potential for above-average long-term performance based on projections of supply and demand of a resource and the state of the market; and

  identifying companies that are expected to show above-average return potential based on factors such as relative value and earnings estimate revisions, depending on market conditions

In addition, the Fund does not limit its investments to companies of any particular size, and may invest in securities of companies with small to large capitalizations.

The Fund generally will sell a stock when, in Fund management’s opinion, the stock reaches its price target, there is a deterioration in the company’s fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Primary Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities issued by international companies of any market capitalization. Under normal market conditions, the Fund will invest significantly (at least 40% of its total assets) in issuers (i) organized or located outside of the U.S., (ii) whose primary trading market is located outside the U.S. or (iii) doing a substantial amount of business outside the U.S., which the Fund considers to be a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. The Fund may invest up to 25% of its net assets in stocks of issuers in emerging market countries.

The Fund primarily buys common stock but can also invest in preferred stock and convertible securities. From time to time the Fund may invest in shares of companies through initial public offerings (IPOs).

Fund management may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of currency for another party’s obligation to pay or its right to receive another type of currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future). The Fund may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF INTERNATIONAL OPPORTUNITIES

International Opportunities is managed by a team of financial professionals. Michael D. Carey, CFA and Thomas P. Callan, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

BlackRock Mid-Cap Value Equity Portfolio

Investment Goal

The investment objective of Mid-Cap Value Equity is long-term capital appreciation.

Should the Trust’s Board determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.

Investment Process

Fund management is seeking mid-capitalization stocks which it believes are worth more than is indicated by current market price. Fund management initially screens for “value” stocks from the universe of U.S. mid-capitalization companies. Fund management uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

The Fund generally will sell a stock when it reaches a target price (which is when Fund management believes it is fully valued) or when, in Fund management’s opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

Primary Investment Strategies

The Fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization value companies. Although a universal definition of mid-capitalization companies does not exist, the Fund generally defines these companies, at the time of the Fund’s investment, as those with market capitalizations comparable in size to the companies in the Russell Midcap® Value Index (between approximately $24.4 million and $13.8 billion as of December 31, 2008). In the future, the Fund may define mid-capitalization companies using a different index or classification system. The Fund primarily buys common stock but also can invest in preferred stock and convertible securities.

The Fund may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the Fund as a whole (hedge), but they may also be used to maintain liquidity and commit cash pending investment. The Fund also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns. The Fund may invest in REITs.

ABOUT THE PORTFOLIO MANAGER OF MID-CAP VALUE EQUITY

Mid-Cap Value Equity is managed by a team of financial professionals. Anthony F. Forcione, CFA and Wayne J. Archambo, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

BlackRock Small Cap Core Equity Portfolio

Investment Goal

The investment objective of Small Cap Core Equity is long-term capital appreciation.

Should the Trust’s Board determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.

Investment Process

Fund management seeks to achieve consistent and sustainable performance through various market cycles by emphasizing stock selection. Stock selection is determined by looking at companies using a range of valuation criteria, including the strength of their management and business franchise. Fund management initially screens for stocks from a market universe of companies with market capitalizations under $3.5 billion. The Fund will invest in stocks that Fund management believes offer attractive returns through capital appreciation. Fund management uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

The Fund generally will sell a stock when it reaches a target price (which is when Fund management believes it is fully valued) or when, in Fund management’s opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

Primary Investment Strategies

The Fund normally invests at least 80% of its net assets in the equity securities of U.S. small capitalization companies. Although a universal definition of small capitalization companies does not exist, the Fund generally defines these companies, at the time of the Fund’s investment, as those with market capitalizations comparable in size to the companies in the Russell 2000® Index (between approximately $7.6 million and $3.2 billion as of December 31, 2008). The Fund uses the Russell 2000® Index as a benchmark. The Fund primarily buys common stock but can also invest in preferred stock and convertible securities. The Fund may invest in REITs.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF SMALL CAP CORE EQUITY

Small Cap Core Equity is managed by a team of financial professionals. Kate O’Connor, CFA and Wayne J. Archambo, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

BlackRock Small Cap Growth Equity Portfolio

Investment Goal

The investment objective of Small Cap Growth Equity is long-term capital appreciation.

Should the Trust’s Board determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.

Investment Process

Fund management focuses on small cap emerging growth companies. Fund management would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. Fund management uses a bottom up investment style in managing the Fund. This means securities are selected based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management’s abilities) performed by Fund management.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

The Fund generally will sell a stock when, in Fund management’s opinion, there is a deterioration in the company’s fundamentals or the company fails to meet performance expectations.

Primary Investment Strategies

The Fund normally invests at least 80% of its net assets in equity securities issued by U.S. small capitalization growth companies which Fund management believes offer superior prospects for growth. Although a universal definition of small capitalization companies does not exist, the Fund generally defines these companies, at the time of the Fund’s investment, as those with market capitalizations comparable in size to the companies in the Russell 2000® Growth Index (between approximately $7.6 million to $3.2 billion as of December 31, 2008). In the future, the Fund may define small capitalization companies using a different index or classification system. The Fund primarily buys common stock but also can invest in preferred stock and convertible securities. From time to time the Fund may invest in shares of companies through initial public offerings (IPOs).

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF SMALL CAP GROWTH EQUITY

Small Cap Growth Equity is managed by a team of financial professionals. Andrew F. Thut and Andrew Leger are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

BlackRock Small Cap Value Equity Portfolio

Investment Goal

The investment objective of Small Cap Value Equity is long-term capital appreciation.

Should the Trust’s Board determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.

Investment Process

Fund management is seeking small capitalization stocks which it believes are worth more than is indicated by current market price. Fund management initially screens for “value” stocks from the universe of companies with market capitalizations under $3.5 billion. Fund management uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The Fund generally will sell a stock when it reaches a target price which is when Fund management believes it is fully valued or when, in Fund management’s opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

The Fund has no minimum holding period for investments, and will buy or sell securities whenever Fund management sees an appropriate opportunity.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Primary Investment Strategies

The Fund normally invests at least 80% of its net assets in equity securities issued by U.S. small capitalization value companies. Although a universal definition of small-capitalization companies does not exist, the Fund generally defines these companies, at the time of the Fund’s investment, as those with market capitalizations comparable in size to the companies in the Russell 2000® Value Index (between approximately $7.8 million to $3.2 billion as of December 31, 2008). The Fund primarily buys common stock but also can invest in preferred stock and convertible securities.

The Fund may invest in REITs.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF SMALL CAP VALUE EQUITY

Small Cap Value Equity is managed by a team of financial professionals. Wayne J. Archambo, CFA and Kate O’Connor, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

BlackRock U.S. Opportunities Portfolio

Investment Goal

The investment objective of U.S. Opportunities is to seek long-term capital appreciation.

Should the Trust’s Board determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.

Investment Process

BlackRock considers a variety of factors when choosing investments for U.S. Opportunities, such as:

  identifying companies and industries that appear to have the potential for above-average long-term performance based on projections of supply and demand of a resource and the state of the market; and

  identifying companies that are expected to show above-average growth over the long-term as well as those that appear to be trading below their true worth.

The Fund generally will sell a stock when, in Fund management’s opinion, the stock reaches its price target, there is a deterioration in the company’s fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Primary Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities issued by U.S. emerging capitalization companies with relatively attractive earnings growth potential and valuation. Although a universal definition of emerging capitalization companies does not exist, the Fund generally defines these companies, at the time of the Fund’s investment, as those with market capitalizations equal to those within the universe of S&P U.S. MidSmall Cap Index stocks (between approximately $12.1 million and $12.2 billion as of December 31, 2008). In the future, the Fund may define emerging capitalization companies using a different index or classification system. The Fund primarily buys common stock but can also invest in preferred stock, certain derivative securities and convertible securities.

From time to time the Fund may invest in shares of companies through initial public offerings (IPOs).

The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund's hedging transactions will be effective.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF U.S. OPPORTUNITIES

U.S. Opportunities is managed by a team of financial professionals. Jean M. Rosenbaum, CFA and Thomas P. Callan, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Other Strategies Applicable to the Funds:

In addition to the main strategies discussed above, a Fund may also invest or engage in the following investments/strategies:

  “New Issues” (Global Opportunities, Health Sciences Opportunities, International Opportunities, Mid-Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Small Cap Value Equity and U.S. Opportunities) — Each Fund may invest in shares of companies through initial public offerings (“IPOs”).

  Repurchase Agreements, Purchase and Sale Contracts (Global Opportunities, Health Sciences Opportunities, International Opportunities, Mid-Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Small Cap Value Equity and U.S. Opportunities) — Each Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and place. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.

  Warrants (All-Cap Energy & Resources, Energy & Resources, Global Opportunities, Health Sciences Opportunities, International Opportunities and U.S. Opportunities) — A warrant gives a Fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if the Fund is able to exercise it or sell it before it expires.

  Credit Default Swaps (Global Opportunities, Health Sciences Opportunities, International Opportunities and U.S. Opportunities) — The Fund may invest in credit default swaps, whereby one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

  Depositary Receipts (Global Opportunities, Health Sciences Opportunities, International Opportunities and U.S. Opportunities) — Depositary receipts are issued for the purpose of evidencing underlying securities issued by a foreign corporation.

  Buy-and-Hold Strategy (Capital Appreciation) — Because of the Fund’s emphasis on buying and holding securities and minimizing capital gains, the Fund may hold various stocks through adverse markets without an obligation to sell them.

  Indexed and Inverse Securities (Global Opportunities, Health Sciences Opportunities, International Opportunities and U.S. Opportunities) — Each Fund may invest in securities the potential return of which is based on the change in a specified interest rate or equity index (an “indexed security”). For example, a Fund may invest in a security that pays a variable amount of interest or principal based on the current level of the French or Korean stock markets. Each Fund may also invest in securities whose return is inversely related to changes in an interest rate or index (“inverse securities”). In general, the return on inverse securities will decrease when the underlying index or interest rate goes up and increase when that index or interest rate goes down.

  Derivative Transactions (Small Cap Core Equity, Small Cap Growth Equity and Small Cap Value Equity) — Each Fund may, when consistent with a Fund’s investment goal, buy or sell options or futures on a security or an index of securities (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to a Fund as a whole (hedge), but they may also be used to maintain liquidity and commit cash pending investment. Each Fund also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

  Foreign Exchange Transactions (Global Opportunities, Health Sciences Opportunities, International Opportunities and U.S. Opportunities) — Each Fund may engage in foreign exchange transactions to seek to hedge against the risk of loss from changes in currency exchange rates, but Fund management cannot guarantee that it will be able to enter into such transactions or that such transactions will be effective.

  Investment Companies (All Funds) — Each Fund has the ability to invest in other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies.

  Illiquid/Restricted Securities (All Funds) — Each Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

  When-Issued and Delayed Delivery Securities and Forward Commitments (All Funds) — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. Each Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

  Borrowing (All-Cap Energy & Resources and Energy & Resources) — Each Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions.

  Affiliated Money Market Funds (All Funds) — Each Fund may invest uninvested cash balances in affiliated money market funds.

  Temporary Defensive Strategies (All Funds) — It is possible that in extreme market conditions, each Fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with each Fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Fund’s opportunity to achieve its investment goal.

  Money Market Securities (All Funds) — Each Fund may invest in high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. A Fund will not be deemed to deviate from its normal strategies if it holds these securities pending investments.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Funds. “Investment Objectives and Policies” in the Statement of Additional Information (the “SAI”) also includes more information about the Funds, their investments and the related risks. There can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Main Risks of Investing in a Fund:

Market Risk and Selection Risk (All Funds) — Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Equity Securities Risk (All Funds) — Equity securities include common and preferred stocks. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The prices of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Mid-Cap Securities Risk (All-Cap Energy & Resources, Asset Allocation, Capital Appreciation, Energy & Resources, Global Opportunities, Health Sciences Opportunities, International Opportunities, Mid-Cap Value Equity and U.S. Opportunities) — The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Mortgage- and Asset-Backed Securities Risk (Asset Allocation Main Risk; Global Opportunities Other Risk) — The Fund makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities. A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and commercial mortgage-backed securities (“CMBS”) generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the Fund management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain CMBS are issued in several classes with different levels of yield and credit protection. The Fund’s investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Healthcare-Related Securities Risk (Health Sciences Opportunities) — Although the Fund will invest in a variety of industries within the general healthcare sector, many healthcare-related companies share common risks. Many healthcare-related companies are smaller and less seasoned than companies in other sectors. Healthcare-related companies may also be strongly affected by scientific or technological developments and their products may quickly become obsolete. Finally, many healthcare-related companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. A number of legislative proposals concerning healthcare have been introduced or considered by the U.S. Congress in recent years. These span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of health care services, tax incentives and penalties related to health care insurance premiums, and promotion of prepaid healthcare plans. The Fund cannot predict what proposals will be enacted or what effect they may have on healthcare-related companies.

Non-Diversification Risk (All-Cap Energy & Resources, Energy & Resources and Health Sciences Opportunities) — Each of the Funds is a non diversified fund. Because each of these Funds may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.

Commodities Market Risk (All-Cap Energy & Resources and Energy & Resources) — Stocks of energy and natural resources companies are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that a Fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.

Debt Securities Risk (Asset Allocation Main Risk; Global Opportunities, Health Sciences Opportunities, International Opportunities and U.S. Opportunities Other Risk) — Debt securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Growth Investing Style Risk (Asset Allocation, Global Opportunities, Health Sciences Opportunities, International Opportunities, Small Cap Growth Equity and U.S. Opportunities) — The Fund follows an investing style that favors growth companies. Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

Value Investing Style Risk (Asset Allocation, Mid-Cap Value Equity and Small Cap Value Equity) — The Fund follows an investing style that favors value companies. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

Small Cap and Emerging Growth Securities Risk (All-Cap Energy & Resources, Asset Allocation, Energy & Resources, Global Opportunities, Health Sciences Opportunities, International Opportunities, Small Cap Core Equity, Small Cap Growth Equity, Small Cap Value Equity and U.S. Opportunities) — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the Fund’s investment in a small cap or emerging growth company may lose substantial value.

The securities of small cap or emerging growth companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, small cap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap and emerging growth securities requires a longer term view.

Foreign Securities Risk (All-Cap Energy & Resources, Asset Allocation, Energy & Resources, Global Opportunities, Health Sciences Opportunities and International Opportunities) — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the Fund could be liable for any losses incurred.

Foreign Currency Transactions Risks (All-Cap Energy & Resources, Asset Allocation, Energy & Resources, Global Opportunities, Health Sciences Opportunities and International Opportunities) — Forward foreign currency exchange contracts do not eliminate movements in the value of non U.S. currencies and securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Buy-And-Hold Strategy Risk (Capital Appreciation) — The Fund’s investment approach, with its emphasis on buying and holding securities and minimizing capital gains, means that the Fund could continue to hold various stocks through adverse markets rather than selling them. This could cause the Fund to have deeper losses during down markets than a fund that has invested in similar stocks but does not seek reduced turnover.

Convertible Securities Risk (All Funds) — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

Derivatives Risk (All-Cap Energy & Resources, Asset Allocation, Capital Appreciation, Energy & Resources, Global Opportunities, Health Sciences Opportunities, International Opportunities, Mid-Cap Value Equity, Small Cap Growth Equity and U.S. Opportunities Main Risk; Small Cap Core Equity, Small Cap Growth Equity and Small Cap Value Equity Other Risk) — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective.

Emerging Markets Risk (All-Cap Energy & Resources, Asset Allocation, Energy & Resources, Global Opportunities, Health Sciences Opportunities and International Opportunities) — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Junk Bonds Risk (Asset Allocation Main Risk; All-Cap Energy & Resources, Energy & Resources, Global Opportunities Other Risk) — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include:

Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

Junk bonds may be less liquid than higher rated fixed income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

Depositary Receipts Risk (All-Cap Energy & Resources, Energy & Resources Main Risk; Global Opportunities, Health Sciences Opportunities, International Opportunities and U.S. Opportunities Other Risk) — The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Concentration Risk (All-Cap Energy & Resources, Energy & Resources and Health Sciences Opportunities) — A Fund’s strategy of concentrating in energy and natural resources companies means that its performance will be closely tied to the performance of a particular market segment. A Fund’s concentration in these companies may present more risks than if they were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

REIT Investment Risk (Small Cap Core Equity, Small Cap Value Equity and Mid-Cap Value Equity) — In addition to the risks facing real estate-related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Repurchase Agreements, Purchase and Sale Contracts Risk (Asset Allocation Main Risk; Global Opportunities, Health Sciences Opportunities, International Opportunities, Mid-Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Small Cap Value Equity and U.S. Opportunities Other Risk) — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, a Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Warrants Risk (All-Cap Energy & Resources, Energy & Resources Main Risk; Global Opportunities, Health Sciences Opportunities, International Opportunities and U.S. Opportunities Other Risk) — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Each Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Leverage Risk (All Funds) — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose a Fund to greater risk and increase its costs. To mitigate leverage risk, the Fund management team will segregate liquid assets on the books of a Fund or otherwise cover the transactions. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage.

Restricted Securities Risk (All Funds) — Restricted securities may be illiquid. A Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, a Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

High Portfolio Turnover Risk (Global Opportunities, Health Sciences Opportunities, International Opportunities, Mid-Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity Small Cap Value Equity and U.S. Opportunities) — High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

“New Issues” Risk (Global Opportunities, Health Sciences Opportunities, International Opportunities, Mid-Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Small Cap Value Equity and U.S. Opportunities) — “New Issues” are initial public offerings of U.S. equity securities. Investments in companies that have recently gone public have the potential to produce substantial gains for a Fund. However, there is no assurance that the Fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when a Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

Indexed and Inverse Securities Risk (Capital Appreciation, Global Opportunities, Health Sciences Opportunities, International Opportunities and U.S. Opportunities) — Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

Credit Default Swaps Risk (Global Opportunities, Health Sciences Opportunities, International Opportunities and U.S. Opportunities) — In addition to the risks generally posed by derivatives, credit default swaps are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Illiquid Securities Risk (All Funds) — If a Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Rule 144A Securities Risk (All Funds) — Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Money Market Securities Risk (All-Cap Energy & Resources, Capital Appreciation, Global Opportunities, Energy & Resources, Health Sciences Opportunities, International Opportunities, Mid-Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Small Cap Value Equity and U.S. Opportunities) — If market conditions improve while a Fund has temporarily invested some or all of its assets in high quality money market securities, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Fund’s opportunity to achieve its investment objective.

When-Issued and Delayed Delivery Securities and Forward Commitments Risks (All Funds) — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Investment in Other Investment Companies Risk (All Funds) — Each Fund may invest in other investment companies, including exchange traded funds. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Treasury Obligations Risk (Asset Allocation) — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Borrowing and Leverage Risk (All-Cap Energy & Resources and Energy & Resources) — Each Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions. Borrowing may exaggerate changes in net asset value of Fund shares and in the return on a Fund’s portfolio. Borrowing will cost a Fund interest expense and other fees. The costs of borrowing may reduce a Fund’s return. Certain derivative securities that a Fund may buy or other techniques that a Fund may use may create leverage, including, but not limited to, when-issued securities, forward commitments and futures contracts and options.

Account Information

How to Choose the Share Class that Best Suits Your Needs

Each Fund currently offers multiple share classes (one by this prospectus), allowing you to invest in the way that best suits your needs. Each share class represents the same ownership interest in the portfolio investments of the particular Fund. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold the shares. Either your financial professional or your selected securities dealer, broker, investment adviser, service provider, or industry professional (“financial intermediary”) can help you determine which share class is best suited to your personal financial goals.

Class R Shares are available only to certain retirement and other similar plans. If you buy Class R Shares, you will pay neither an initial sales charge nor a contingent deferred sales charge. However, Class R Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. Class R Shares do not offer a conversion privilege.

If you redeem Class R Shares of certain Funds (see “Redemption Fee” herein) within 30 days of purchase, you will generally be charged a redemption fee unless certain conditions are met.

Each Fund’s shares are distributed by BlackRock Investments, Inc. (the “Distributor”).

The Distributor currently pays the annual Class R Shares distribution fee and annual Class R Shares service fee to dealers as an ongoing concession and as a shareholder servicing fee, respectively, on a monthly basis.

The table below summarizes key features of the Class R Shares of the Funds.

Class R Shares at a Glance

Class R Shares

Availability	Available only to certain authorized qualified employee benefit plans.

Minimum Investment	$100 for all accounts.

Initial Sales Charge?	No. Entire purchase price is invested in shares of the Fund.

Deferred Sales Charge?	No.

Distribution and Service (12b-1) Fees?	0.25% Annual Distribution Fee. 0.25% Annual Service Fee.

Redemption Fees?[1]	Yes. Payable if you redeem within 30 days of purchase.

Conversion to Investor A Shares?	No.

Advantage	No up-front sales charge so you start off owning more shares.

Disadvantage	You pay ongoing distribution fees each year you own shares, which means that you can expect lower total performance per share than if you owned Investor A Shares.
Unlike Investor B Shares, Class R Shares do not convert to Investor A Shares, so you will continue paying the ongoing distribution fees as long as you hold Class R Shares.
Over the long term, this can add up to higher total fees than either Investor A Shares or Investor B Shares. There is limited availability of these shares.

[1]	Health Sciences Opportunities Portfolio, U.S. Opportunities Portfolio, Global Opportunities Portfolio, International Opportunities Portfolio, Energy & Resources Portfolio, All-Cap Energy & Resources Portfolio, Small Cap Core Equity Portfolio, Small Cap Growth Equity Portfolio and Small Cap Value Equity Portfolio charge a redemption fee. Asset Allocation Portfolio, Capital Appreciation Portfolio and Mid-Cap Value Equity Portfolio do not charge a redemption fee.

How to Buy, Sell and Transfer Class R Shares

The chart on the following pages summarizes how to buy, sell and transfer Class R Shares through your financial professional or other financial intermediary. You may also buy, sell and transfer Class R Shares through BlackRock, if your account is held directly with BlackRock. To learn more about buying, selling or transferring shares through BlackRock, call (800) 441-7762. Because the selection of a mutual fund involves many considerations, your financial professional or other financial intermediary may help you with this decision.

Each Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the Fund at any time for any reason.

In addition, the Funds may waive certain requirements regarding the purchase, sale or transfer of shares described below.

How to Buy Shares

	Your Choices	Important Information for You to Know

Initial Purchase	Determine the amount of your	$100 for all accounts.
investment

	Have your financial	The price of Class R Shares is based on the next calculation of the
	professional or financial	Fund’s net asset value after your order is placed. Any purchase orders
	intermediary submit your	placed prior to the close of business on the New York Stock Exchange
	purchase order	(the “Exchange”) (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time.
Financial intermediaries may charge a processing fee to confirm a purchase.

	Or contact BlackRock (for	To purchase shares directly with BlackRock, call (800) 441-7762 and
	accounts held directly with	request a new account application. Mail the completed application
	BlackRock)	along with a check payable to “BlackRock Funds” to PNC Global
Investment Servicing (U.S.) Inc. (“PNC GIS” or the “Transfer Agent”)
at the address on the application.

Add to Your	Purchase additional shares	The minimum investment for additional purchases is generally $50 for
Investment		all accounts except that certain retirement plans may have a lower minimum for additional purchases and certain programs
may have higher minimums. (The minimums for additional purchases may be waived under certain circumstances).

	Have your financial	To purchase additional shares you may contact your financial
	professional or financial	professional or financial intermediary.
intermediary submit your
purchase order for additional
shares

	Or contact BlackRock (for	Purchase by Telephone: Call (800) 441-7762 and speak with one of
	accounts held directly with	our representatives. The Fund has the right to reject any telephone
	BlackRock)	request for any reason.

Purchase in Writing: You may send a written request to BlackRock at the address on the back cover of this prospectus.

	Acquire additional shares by	All dividends and capital gains distributions are automatically
	reinvesting dividends and	reinvested without a sales charge. To make any changes to your
	capital gains	dividend and/or capital gains distributions options, please call (800)
441-7762, or contact your financial professional (if your account is not held directly with BlackRock).

How to Pay for	Making payment for	Payment for an order must be made in Federal funds or other
Class R Shares	purchases	immediately available funds by the time specified by your financial professional or other financial intermediary, but in no event later than
4:00 p.m. (Eastern time) on the first business day following BlackRock’s receipt of the order. If payment is not received by this time, the order will be canceled and you and your financial professional or other financial intermediary will be responsible for any loss to the Fund.

For Class R Shares purchased directly from the Fund, a check payable to BlackRock Funds which bears the name of the fund you are
purchasing must accompany a completed purchase application.

How to Sell Shares

	Your Choices	Important Information for You to Know

Full or Partial	Have your financial	You can make redemption requests through your financial
Redemption of	professional or financial	professional or financial intermediary in accordance with the
Shares	intermediary submit your	procedures applicable to your accounts. These procedures may vary
	sales order	according to the type of account and the financial intermediary involved, and customers should consult their financial intermediary in this regard. Financial intermediaries are responsible for transmitting redemption orders and crediting their customers’ accounts with redemption proceeds on a timely basis. Information relating to such redemption services and charges to process a redemption of shares, if any, should be obtained by customers from their financial intermediaries. Financial intermediaries may place redemption orders by telephoning (800) 537-4942. The price of Class R Shares is based on the next calculation of net asset value after your order is placed.
For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your financial intermediary prior to that day’s close of business on the
Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Shareholders who hold more than one class should indicate which class of shares they are redeeming.
Financial intermediaries may charge a fee to process a redemption of shares.

The Fund may reject an order to sell shares under certain circumstances.

	Selling shares held directly	Methods of Redeeming:
with BlackRock
Redeem by Telephone: You may sell shares held at BlackRock via telephone request by telephoning (800) 441-7762.
The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find alternative redemption methods below.

Redeem in Writing: You may sell shares held at BlackRock by writing to BlackRock. All shareholders on the account must sign the letter. A medallion signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. Proceeds from redemptions may be sent by wire transfer to the bank account of record.

Payment of Redemption Proceeds by Wire Transfer: Payment for
redeemed shares for which a redemption order is received before 4
p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the Fund’s custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern time) or on a day when the Fund’s custodian is closed is normally wired in Federal funds on the next business day following redemption on which the
Fund’s custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect a Fund. No charge for wiring redemption payments is imposed by the Fund, although plans may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their plans.

How to Sell Shares

	Your Choices	Important Information for You to Know

Full or Partial	Selling shares held directly	The Fund is not responsible for the efficiency of the Federal wire
Redemption of	with BlackRock (continued)	system or the shareholder’s firm or bank. The shareholder is
Shares (continued)		responsible for any charges imposed by the shareholder’s bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to the Fund at the address on the back cover of this prospectus.

How to Transfer Your Account

Transfer Shares to	Transfer to a participating	You may transfer your Class R Shares of the Fund only to another
Another Securities	securities dealer or other	securities dealer that has an agreement with the Distributor. Certain
Dealer or Other	financial intermediary	shareholder services may not be available for the transferred shares. All
Financial		future trading of these assets must be coordinated by the receiving firm.
Intermediary		If your account is held directly with BlackRock, you may call
(800) 441-7762 with any questions; otherwise please contact your financial intermediary to accomplish the transfer of shares.

	Transfer to a non-participating	You must either:
financial intermediary
• Transfer your Class R Shares to an account with the Fund; or

• Sell your Class R Shares, paying any applicable deferred sales charge.

If your account is held directly with BlackRock, you may call
(800) 441-7762 with any questions; otherwise please contact your financial intermediary to accomplish the transfer of shares.

Funds’ Rights

Each Fund may:

  Suspend the right of redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act;

  Postpone the date of payment upon redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Fund has collected payment for the purchase of shares;

  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act; and

  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level

Short-Term Trading Policy

The Board has determined that the interests of long-term shareholders and each Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought or sold in response to short-term market fluctuations — also known as “market timing.” The Funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales. Excessive purchase and sale activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a Fund and its returns to shareholders. For example, large flows of cash into and out of a Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Fund’s investment goal. Frequent trading may cause a Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a Fund’s performance.

A Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund’s portfolio securities and the determination of the Fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for Funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (“junk bonds”) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. Each Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Valuation of Fund Investments” below.

The Funds discourage market timing and seek to prevent frequent purchases and sales of Fund shares that it determines may be detrimental to a Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases and sales of Fund shares because certain legitimate strategies will not result in harm to the Funds or shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, a Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase order. If a Fund rejects your purchase order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. For transactions placed directly with a Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide a Fund with net purchase or redemption requests on any given day where purchases and redemptions of shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by a Fund. While the Funds monitor for market timing activity, the Funds may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Funds. The Distributor has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the Funds pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Funds’ shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations.

In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Funds’ Distributor may terminate such financial intermediary’s agreement with the Distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

Certain BlackRock Funds will automatically assess and retain a fee of 2.00% of the current net asset value, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). See “Redemption Fee” below. Asset Allocation Portfolio, Capital Appreciation Portfolio and Mid-Cap Value Equity Portfolio do not assess a redemption fee.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to the Fund or long-term shareholders.

Redemption Fee

All-Cap Energy & Resources, Global Opportunities, Energy & Resources, Health Sciences Opportunities, International Opportunities, Small Cap Core Equity, Small Cap Growth Equity, Small Cap Value Equity and U.S. Opportunities (the “Applicable Funds”) charge a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Applicable Fund shares made within 30 days of purchase. Asset Allocation, Capital Appreciation and Mid-Cap Value Equity do not charge a redemption fee. The redemption fee is for the benefit of the remaining shareholders of the Applicable Fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 20 days after the purchase of the Fund A shares, followed in 20 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). The Applicable Funds sell shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Applicable Fund, the redemption fee will not be assessed on redemptions or exchanges by:

  accounts of asset allocation or wrap programs or other fee-based programs whose trading practices are determined by the Applicable Fund not to be detrimental to the Applicable Fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics);

  accounts of shareholders who have died or become disabled;

  shareholders redeeming shares:

  — through the Applicable Funds’ Systematic Withdrawal Plan or Systematic Exchange Plan,

  — in connection with required distributions from an IRA, certain omnibus accounts (including retirement plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”)), a 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, or

  — in connection with plans administered as college savings plans under Section 529 of the Internal Revenue Code;

  shareholders executing rollovers of current investments in the Applicable Fund through qualified employee benefit plans;

  redemptions of shares acquired through dividend reinvestment;

  BlackRock Funds whose trading practices are determined by the Applicable Fund not to be detrimental to the Applicable Fund or long- term shareholders; and

  certain other accounts in the absolute discretion of the Applicable Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship.

The Applicable Fund reserves the right to modify or eliminate these waivers at any time.

The following BlackRock Funds assess redemption fees:

EQUITY

BlackRock All-Cap Energy & Resources Portfolio	BlackRock International Opportunities Portfolio
BlackRock Aurora Portfolio	BlackRock International Value Fund
BlackRock Energy & Resources Portfolio	BlackRock Small Cap Value Equity Portfolio
BlackRock EuroFund	BlackRock Latin America Fund, Inc.
BlackRock Global Allocation Fund, Inc.	BlackRock Pacific Fund, Inc.
BlackRock Global Dynamic Equity Fund	BlackRock Science & Technology Opportunities Portfolio
BlackRock Global Emerging Markets Fund, Inc.	BlackRock Small Cap Core Equity Portfolio
BlackRock Global Financial Services Fund, Inc.	BlackRock Small Cap Growth Equity Portfolio
BlackRock Global Growth Fund, Inc.	BlackRock Small Cap Growth Fund II
BlackRock Global Opportunities Portfolio	BlackRock Small Cap Index Fund
BlackRock Global SmallCap Fund, Inc.	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Health Sciences Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio
BlackRock International Diversification Fund	BlackRock Value Opportunities Fund, Inc.
BlackRock International Fund	MFS Research International FDP Fund
BlackRock International Index Fund

FIXED INCOME

BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio
BlackRock High Income Fund	BlackRock Strategic Income Portfolio
BlackRock High Yield Bond Portfolio	BlackRock World Income Fund, Inc.

Distribution and Service Payments

The Trust has adopted a plan (the “Plan”) that allows each Fund to pay a distribution fee for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

Plan Payments

Under the Plan, each Fund pays a fee (“distribution fees”) to the Distributor and/or its affiliates, including The PNC Financial Services Group, Inc. (“PNC”) and its affiliates, and to Merrill Lynch and Co., Inc. (“Merrill Lynch”) and/or Bank of America Corporation (“BAC”) and their affiliates for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of BlackRock and PNC or Merrill Lynch and BAC for sales support services provided in connection with the sale of Class R Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC, Merrill Lynch, BAC and their respective affiliates) (each a “Financial Intermediary”) for sales support services and related expenses. Each Fund pays a maximum distribution fee of 0.25% per year of the average daily net asset value of the applicable Fund attributable to Class R Shares.

Under the Plan, the Trust also pays shareholder servicing fees (also referred to as shareholder liaison services fees) on behalf of each Fund to Financial Intermediaries for providing support services to their customers who own Class R Shares. The shareholder servicing fee payment is calculated as a percentage of the average daily net asset value of Class R Shares of the Fund. Each Fund pays a shareholder servicing fee of up to 0.25% per year of the average daily net asset value of Class R Shares of a Fund. All Class R Shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Financial Intermediaries (including BlackRock) may provide one or more of the following services to their customers who own Class R Shares:

  Responding to customer questions on the services performed by the Financial Intermediary and investments in Class R Shares;

  Assisting customers in choosing and changing dividend options, account designations and addresses; and

  Providing other similar shareholder liaison services

The shareholder servicing fees payable pursuant to the Plan are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of a Fund’s shares.

Because the fees paid by the Funds under the Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the distribution fee paid by Class R Shares may over time cost investors more than the front-end sales charge on Investor A Shares. For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

Other Payments by the Fund

In addition to, rather than in lieu of, distribution and shareholder servicing fees that a Fund may pay to a Financial Intermediary pursuant to the Plan and fees that a Fund pays to its Transfer Agent, BlackRock, on behalf of a Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Funds). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of the Funds or for these other services to the Funds and shareholders. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your Financial Intermediary for details about payments it may receive from a Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Management of the Funds

BlackRock

BlackRock, each Fund’s manager, manages each Fund’s investments and its business operations subject to the oversight of the Trust’s Board. While BlackRock is ultimately responsible for the management of the Funds, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock Financial Management, Inc. (“BFM”), an affiliate of BlackRock, acts as sub-adviser for a portion of the assets of Asset Allocation and Global Opportunities. BlackRock International, Ltd. (“BIL”), also an affiliate of BlackRock, acts as sub-advisor for International Opportunities. BFM and BIL may be referred to herein individually as a “Sub-Adviser” and collectively as the “Sub-Advisers”. BlackRock and its affiliates had approximately $1.307 trillion in investment company and other portfolio assets under management as of December 31, 2008.

BlackRock serves as manager to each Fund pursuant to a management agreement (the “Management Agreement”).

Pursuant to the Management Agreement, BlackRock is entitled to fees computed daily on a Fund-by-Fund basis and payable monthly as described below.

Asset Allocation Portfolio Total Annual Management Fee (Before Waivers)

With respect to Asset Allocation Portfolio, the maximum annual management fee rate that can be paid to BlackRock (as a percentage of average daily net assets) is calculated as follows:

Average Daily Net Assets	Management Fee Rate

First $1 billion	0.550%

$1 billion – $2 billion	0.500%

$2 billion – $3 billion	0.475%

Greater than $3 billion	0.450%

Global Opportunities Portfolio Total Annual Management Fee (Before Waivers)

With respect to Global Opportunities Portfolio, the maximum annual management fee rate that can be paid to BlackRock (as a percentage of average daily net assets) is calculated as follows:

Average Daily Net Assets	Management Fee Rate

First $1 billion	0.900%

$1 billion – $2 billion	0.850%

$2 billion – $3 billion	0.800%

Greater than $3 billion	0.750%

International Opportunities Portfolio Total Annual Management Fee (Before Waivers)

With respect to International Opportunities Portfolio, the maximum annual management fee rate that can be paid to BlackRock (as a percentage of average daily net assets) is calculated as follows:

Average Daily Net Assets	Management Fee Rate

First $1 billion	1.000%

$1 billion – $2 billion	0.950%

$2 billion – $3 billion	0.900%

Greater than $3 billion	0.850%

Energy & Resources Portfolio and All-Cap Energy & Resources Portfolio Total Annual Management Fee (Before Waivers)

With respect to Energy & Resources Portfolio and All-Cap Energy & Resources Portfolio, the maximum annual management fee rate that can be paid to BlackRock (as a percentage of average daily net assets) is calculated as follows:

Management
Average Daily Net Assets	Fee Rate

First $1 billion	0.750%

$1 billion – $2 billion	0.700%

$2 billion – $3 billion	0.675%

Greater than $3 billion	0.650%

Health Sciences Opportunities Portfolio Total Annual Management Fee (Before Waivers)

With respect to Health Sciences Opportunities Portfolio, the maximum annual management fee rate that can be paid to BlackRock (as a percentage of average daily net assets) is calculated as follows:

Management
Average Daily Net Assets	Fee Rate

First $1 billion	0.750%

$1 billion – $2 billion	0.700%

$2 billion – $3 billion	0.675%

Greater than $3 billion	0.650%

U.S. Opportunities Portfolio Total Annual Management Fee (Before Waivers)

With respect to U.S. Opportunities Portfolio, the maximum annual management fee rate that can be paid to BlackRock (as a percentage of average daily net assets) is calculated as follows:

Management
Average Daily Net Assets	Fee Rate

First $1 billion	1.100%

$1 billion – $2 billion	1.050%

$2 billion – $3 billion	1.025%

Greater than $3 billion	1.000%

Capital Appreciation Portfolio Total Annual Management Fee (Before Waivers)

With respect to Capital Appreciation Portfolio, the maximum annual management fee rate that can be paid to BlackRock (as a percentage of average daily net assets) is calculated as follows:

Management
Average Daily Net Assets	Fee Rate

First $1 billion	0.650%

$1 billion – $2 billion	0.600%

$2 billion – $3 billion	0.575%

Greater than $3 billion	0.550%

Mid-Cap Value Equity Portfolio Total Annual Management Fee (Before Waivers)

With respect to Mid-Cap Value Equity Portfolio, the maximum annual management fee rate that can be paid to BlackRock (as a percentage of average daily net assets) is calculated as follows:

Management
Average Daily Net Assets	Fee Rate

First $1 billion	0.800%

$1 billion – $2 billion	0.700%

$2 billion – $3 billion	0.650%

Greater than $3 billion	0.625%

Small Cap Growth Equity Portfolio and Small Cap Value Equity Portfolio Total Annual Management Fee (Before Waivers)

With respect to Small Cap Growth Equity Portfolio and Small Cap Value Equity Portfolio, the maximum annual management fee rate that can be paid to BlackRock (as a percentage of average daily net assets) is calculated as follows:

Management
Average Daily Net Assets	Fee Rate

First $1 billion	0.550%

$1 billion – $2 billion	0.500%

$2 billion – $3 billion	0.475%

Greater than $3 billion	0.450%

Small Cap Core Equity Portfolio Total Annual Management Fee (Before Waivers)

With respect to Small Cap Core Equity, the maximum annual management fee rate that can be paid to BlackRock (as a percentage of average daily net assets) is 1.00%.

For the fiscal year ended September 30, 2008, each Fund paid BlackRock management fees, net of any applicable waiver, as a percentage of the Fund's average daily net assets as follows:

Asset Allocation Portfolio	0.55%

All-Cap Energy & Resources Portfolio	0.74%

Capital Appreciation Portfolio	0.55%

Energy & Resources Portfolio	0.74%

Global Opportunities Portfolio	0.90%

Health Sciences Opportunities Portfolio	0.74%

International Opportunities Portfolio	0.98%

Mid-Cap Value Equity Portfolio	0.80%

Small Cap Core Equity Portfolio	0.99%

Small Cap Growth Equity Portfolio	0.55%

Small Cap Value Equity Portfolio	0.43%

U.S. Opportunities Portfolio	0.85%

With respect to each Fund, BlackRock has agreed contractually to cap net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Fund’s investments; and (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, if any) of each share class of the Fund at the levels shown in the respective Fund’s “Annual Fund Operating Expenses” table in this prospectus. To achieve this cap, BlackRock has agreed to waive or reimburse fees or expenses if these operating expenses exceed a certain limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the Fund’s manager or administrator and (3) the Trust’s Board has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

BlackRock has entered in a sub-advisory agreement with each Sub-Adviser, under which BlackRock pays each Sub-Adviser for services it provides a fee equal to a percentage of the management fee paid to BlackRock under the respective Management Agreement. Each Sub-Adviser is responsible for the day-to-day management of the applicable Fund’s portfolio.

A discussion of the basis for the Board’s approval of the Management Agreement and sub-advisory agreement with respect to each of the Funds is included in the respective Fund’s annual shareholder report for the fiscal year ended September 30, 2008.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.

Portfolio Manager Information

Information regarding the portfolio manager(s) of each Fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the SAI.

All-Cap Energy & Resources Portfolio

All-Cap Energy & Resources is managed by a team of financial professionals. Daniel J. Rice III and Denis J. Walsh III are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Daniel J. Rice III	Responsible for the day-to-day	2005	Managing Director of BlackRock, Inc. since
	management of the Fund, including		2005; Senior Vice President and portfolio
	setting the Fund’s overall investment		manager of the State Street Research Global
	strategy and overseeing the		Resources Fund (the predecessor fund to
	management of the Fund		Energy & Resources) from 1990 to 2005.

Denis J. Walsh III	Responsible for the day-to-day	2005	Managing Director of BlackRock, Inc. since
	management of the Fund, including		2005; Managing Director and energy analyst of
	setting the Fund’s overall investment		the State Street Research Global Resources
	strategy and overseeing the		Fund (the predecessor fund to Energy &
	management of the Fund		Resources) from 1999 to 2005.

Asset Allocation Portfolio

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Philip Green	Responsible for the day-to-day	2006	Managing Director of BlackRock, Inc. since
	management of the Fund, including		2006; Managing Director of Merrill Lynch
	setting the Fund’s overall		Investment Managers, L.P. from 1999 to 2006.
investment strategy and overseeing
the management of the Fund

Capital Appreciation Portfolio

Capital Appreciation is managed by a team of financial professionals. Jeffrey R. Lindsey, CFA and Edward P. Dowd are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Jeffrey R. Lindsey, CFA	Responsible for the day-to-day	2005	Managing Director of BlackRock, Inc. since
	management of the Fund, including		2006; Managing Director at State Street
	setting the Fund’s overall		Research & Management Company (“SSRM”)
	investment strategy and overseeing		from 2002 to 2006; Chief Investment Officer-
	the management of the Fund		Growth at SSRM from 2003 to 2006; co-
portfolio manager of the SSR Legacy Fund (the
Fund’s predecessor) from 2002 to 2005.

Edward P. Dowd	Responsible for the day-to-day	2005	Managing Director of BlackRock, Inc. since
	management of the Fund, including		2005; Vice President at SSRM and co-portfolio
	setting the Fund’s overall		manager of the SSR Legacy Fund (the Fund’s
	investment strategy and overseeing		predecessor) from 2002 to 2005.
the management of the Fund

Global Opportunities Portfolio

Global Opportunities is managed by a team of financial professionals. Thomas P. Callan, CFA and Michael D. Carey, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Thomas P. Callan, CFA	Responsible for the day-to-day	2006	Managing Director of BlackRock, Inc. since 1998;
	management of the Fund, including		member of the BlackRock Global Opportunities
	setting the Fund’s overall		Team and member of the BlackRock Equity
	investment strategy and overseeing		Operating Committee.
the management of the Fund

Michael D. Carey, CFA	Responsible for the day-to-day	2006	Managing Director of BlackRock, Inc. since 1998;
	management of each Fund, including		member of BlackRock’s Global Opportunities
	setting the Fund’s overall investment		Team since 1998; investment strategist at
	strategy and overseeing the		PNC Asset Management Group from 1992 to
	management of the Fund		1998.

Energy & Resources Portfolio

Energy & Resources is managed by a team of financial professionals. Daniel J. Rice III and Denis J. Walsh III are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Daniel J. Rice III	Responsible for the day-to-day	2005	Managing Director of BlackRock, Inc. since
	management of each Fund, including		2005; Senior Vice President and portfolio
	setting the Fund’s overall investment		manager of the State Street Research Global
	strategy and overseeing the		Resources Fund (the predecessor fund to
	management of the Fund		Energy & Resources) from 1990 to 2005.

Denis J. Walsh III	Responsible for the day-to-day	2005	Managing Director of BlackRock, Inc. since
	management of each Fund, including		2005; Managing Director and energy analyst of
	setting the Fund’s overall investment		the State Street Research Global Resources
	strategy and overseeing the		Fund (the predecessor fund to Energy &
	management of the Fund		Resources) from 1999 to 2005.

Health Sciences Opportunities Portfolio

Health Sciences Opportunities is managed by a team of financial professionals. Erin Xie, PhD and Thomas P. Callan, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Thomas P. Callan, CFA	Responsible for the day-to-day	2005	Managing Director of BlackRock, Inc. since 1998;
	management of the Fund, including		member of the BlackRock Global Opportunities
	setting the Fund’s overall		Team and member of the BlackRock Equity
	investment strategy and overseeing		Operating Committee.
the management of the Fund

Erin Xie, PhD	Responsible for the day-to-day	2003	Managing Director at BlackRock, Inc. since
	management of the Fund, including		2006; member of the BlackRock Global
	setting the Fund’s overall		Opportunities Team since 2005; Senior Vice
	investment strategy and overseeing		President at State Street Research Health
	the management of the Fund		Sciences Fund from 2001 to 2005, becoming
portfolio manager in 2003.

International Opportunities Portfolio

International Opportunities is managed by a team of financial professionals. Michael D. Carey, CFA and Thomas P. Callan, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Thomas P. Callan, CFA	Responsible for the day-to-day	1999	Managing Director of BlackRock, Inc. since 1998;
	management of the Fund, including		member of the BlackRock Global Opportunities
	setting the Fund’s overall		Team and member of the BlackRock Equity
	investment strategy and overseeing		Operating Committee.
the management of the Fund

Michael D. Carey, CFA	Responsible for the day-to-day	2002	Managing Director of BlackRock, Inc. since 1998;
	management of each Fund, including		member of BlackRock’s Global Opportunities
	setting the Fund’s overall investment		Team since 1998; investment strategist at
	strategy and overseeing the		PNC Asset Management Group from 1992 to
	management of the Fund		1998.

Mid-Cap Value Equity Portfolio

Mid-Cap Value Equity is managed by a team of financial professionals. Anthony F. Forcione, CFA and Wayne J. Archambo, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Anthony F. Forcione, CFA	Responsible for the day-to-day	2005	Managing Director of BlackRock, Inc. since
	management of the Fund, including		2005; member of BlackRock’s small and
	setting the Fund’s overall		mid-cap value equity team; Vice President
	investment strategy and overseeing		and Portfolio Manager with SSRM
	the management of the Fund		from 2003 to 2005.

Wayne J. Archambo, CFA	Responsible for the day-to-day	2005	Managing Director of BlackRock, Inc. since
	management of the Fund, including		2002; Founding Partner and Portfolio Manager
	setting the Fund’s overall		of Boston Partners Asset Management, LP
	investment strategy and overseeing		from 1995 to 2002; Senior Vice President at
	the management of the Fund		The Boston Company Management, Inc.
from 1989 to 1995.

Small Cap Core Equity Portfolio

Small Cap Core Equity is managed by a team of financial professionals. Kate O’Connor, CFA and Wayne J. Archambo, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Kate O’Connor, CFA	Responsible for the day-to-day	2001	Managing Director of BlackRock, Inc. since
	management of the Fund, including		2001; member of BlackRock’s small and
	setting the Fund’s overall		mid-cap value equity team; Equity Analyst
	investment strategy and overseeing		with Independence Investment LLC from 2000
	the management of the Fund		to 2001; Principal at Boston Partners Asset
Management, LP from 1997 to 2000.

Wayne J. Archambo, CFA	Responsible for the day-to-day	2005	Managing Director of BlackRock, Inc. since
	management of the Fund, including		2002; Founding Partner and Portfolio
	setting the Fund’s overall		Manager of Boston Partners Asset
	investment strategy and overseeing		Management, LP from 1995 to 2002; Senior
	the management of the Fund		Vice President at The Boston Company
Management, Inc. from 1989 to 1995.

Small Cap Growth Equity Portfolio

Small Cap Growth Equity is managed by a team of financial professionals. Andrew F. Thut and Andrew Leger are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Andrew F. Thut	Responsible for the day-to-day	2004	Director of BlackRock, Inc. since 2002 and a
	management of the Fund, including		member of BlackRock’s small and mid-cap
	setting the Fund’s overall		growth equity team; before joining BlackRock in
	investment strategy and overseeing		2002, Mr. Thut was employed at
	the management of the Fund		Massachusetts Financial Services (MFS) from
1998 to 2002.

Andrew Leger	Responsible for the day-to-day	2005	Managing Director of BlackRock, Inc. since
	management of the Fund, including		2002 and a member of BlackRock’s Small and
	setting the Fund’s overall		Mid-Cap Growth team; Mr. Leger joined
	investment strategy and overseeing		BlackRock in 2002 from Schroders Investment
	the management of the Fund		Management N.A., where he was a Small/Mid-
Cap Equity analyst.

Small Cap Value Equity Portfolio

Small Cap Value Equity is managed by a team of financial professionals. Wayne J. Archambo, CFA and Kate O’Connor, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Kate O’Connor, CFA	Responsible for the day-to-day	2001	Managing Director of BlackRock, Inc. since
	management of the Fund, including		2001; member of BlackRock’s small and
	setting the Fund’s overall		mid-cap value equity team; Equity Analyst
	investment strategy and overseeing		with Independence Investment LLC from 2000
	the management of the Fund		to 2001; Principal at Boston Partners Asset
Management, LP from 1997 to 2000.

Wayne J. Archambo, CFA	Responsible for the day-to-day	2005	Managing Director of BlackRock, Inc. since
	management of the Fund, including		2002; Founding Partner and Portfolio
	setting the Fund’s overall		Manager of Boston Partners Asset
	investment strategy and overseeing		Management, LP from 1995 to 2002; Senior
	the management of the Fund		Vice President at The Boston Company
Management, Inc. from 1989 to 1995.

U.S. Opportunities Portfolio

U.S. Opportunities is managed by a team of financial professionals. Jean M. Rosenbaum, CFA and Thomas P. Callan, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Thomas P. Callan, CFA	Responsible for the day-to-day	2002	Managing Director of BlackRock, Inc. since 1998;
	management of the Fund, including		member of the BlackRock Global Opportunities
	setting the Fund’s overall		Team and member of the BlackRock Equity
	investment strategy and overseeing		Operating Committee.
the management of the Fund

Jean M. Rosenbaum,	Responsible for the day-to-day	2002	Managing Director at BlackRock, Inc. since 2006;
CFA	management of the Fund, including		Director of BlackRock, Inc. from 2002 to 2006.
setting the Fund’s overall
investment strategy and overseeing
the management of the Fund

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and of BlackRock, Inc.’s significant shareholder, Merrill Lynch, and its affiliates, including BAC (each a “BAC Entity”) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock and its Affiliates or BAC Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates or BAC Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more Affiliates or BAC Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which a Fund directly and indirectly invests. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or a BAC Entity performs or seeks to perform investment banking or other services. One or more Affiliates or BAC Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. The trading activities of these Affiliates or BAC Entities are carried out without reference to positions held directly or indirectly by the Funds and may result in an Affiliate or BAC Entity having positions that are adverse to those of the Funds. No Affiliate or BAC Entity is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate or BAC Entity may compete with the Fund for appropriate investment opportunities. The results of the Funds’ investment activities, therefore, may differ from those of an Affiliate or a BAC Entity and of other accounts managed by an Affiliate or a BAC Entity, and it is possible that the Funds could sustain losses during periods in which one or more Affiliates or BAC Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Funds may, from time to time, enter into transactions in which an Affiliate or a BAC Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate- or BAC Entity-advised clients may adversely impact the Funds. Transactions by one or more Affiliate- or BAC Entity-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds’ activities may be limited because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships or in which an Affiliate or a BAC Entity has significant debt or equity investments. The Funds also may invest in securities of companies for which an Affiliate or a BAC Entity provides or may some day provide research coverage. An Affiliate or a BAC Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Affiliates or BAC Entities in connection with the Funds’ portfolio investment transactions.

Under a securities lending program approved by the Trust’s Board, the Funds have retained an affiliate of BlackRock to serve as the securities lending agent for the Funds to the extent that the Funds participate in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, one or more affiliates or BAC Entities may be among the entities to which the Funds may lend its portfolio securities under the securities lending program.

The activities of affiliates or BAC Entities may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. A Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the Exchange is open as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

The Funds’ assets are valued primarily on the basis of market quotations. Equity investments are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security is primarily traded at the time of valuation. The Funds value fixed income portfolio securities using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Trust’s Board. Certain short-term debt securities are valued on the basis of amortized cost.

Generally, trading in foreign securities, U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, a Fund’s investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Trust’s Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, if security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities) or when there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a Fund’s assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by the Fund. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value.

The Funds may accept orders from certain authorized financial intermediaries or their designees. Each Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Dividends, Distributions and Taxes

BUYING A DIVIDEND

Unless your investment is in a tax deferred account, you may want to avoid buying shares shortly before a Fund pays a dividend. The reason? If you buy shares when a Fund has declared but not yet distributed taxable ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

Each Fund will distribute net investment income, if any, and net realized capital gains, if any, at least annually. Each Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of the Fund at net asset value without a sales charge or may be taken in cash. If you would like to receive dividends in cash, contact your financial professional, other financial intermediary or the Fund.

Although this cannot be predicted with any certainty, each Fund anticipates that the majority of its dividends, if any, will consist of capital gains. Capital gains may be taxable to you at different rates depending on how long the Fund held the assets sold.

You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for Class R Shares of another fund, you generally will be treated as having sold your Class R Shares and any gain on the transaction may be subject to tax. Certain dividend income, including dividends received from qualifying foreign corporations, and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders. To the extent the Fund makes any distributions derived from long-term capital gains and qualifying dividend income, such distributions will be eligible for taxation at the reduced rate.

If you are neither a lawful permanent resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gain) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. You may be able to claim a credit or take a deduction for foreign taxes paid by the Fund if certain requirements are met.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in a Fund under all applicable tax laws.

Financial Highlights

Financial Performance of the Funds

Since Class R Shares of each Fund have no performance history, the financial information in the tables below shows each Fund’s financial performance for the periods indicated for Investor A Shares of each Fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance to the Class R Shares offered in this Prospectus because the Investor A Shares and the Class R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the Class R Shares do not have the same expenses. The actual return of Class R Shares would have been lower than that of Investor A Shares because Class R Shares have higher expenses than Investor A Shares. Investor A Shares of each Fund are estimated to have expenses of 1.60% of average daily net assets (after waivers and reimbursements) for the current fiscal year and Class R Shares of each Fund are expected to have expenses of 2.07% of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single Fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, and each Fund’s audited financial statements, are included in the Fund’s 2008 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request.

BlackRock All-Cap Energy & Resources Portfolio

	Investor A

	Year Ended September 30,			Period February 16, 2005[1] to September 30, 2005

	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$19.18	$13.75	$13.50	$10.00

Net investment income (loss)[2]	0.17	(0.02)	(0.02)	0.00 [8]

Net realized and unrealized gain (loss)	(2.87)	5.85	0.26	3.50

Net increase (decrease) from investment operations	(2.70)	5.83	0.24	3.50

Dividends and distributions from:
Net investment income	(0.16)	—	—	—
Net realized gain	(0.31)	(0.40)	—	—

Total dividends and distributions	(0.47)	(0.40)	—	—

Redemption fees added to paid-in capital	0.00 [3]	0.00 [3]	0.01	0.00 [3]

Net asset value, end of period	$16.01	$19.18	$13.75	$13.50

Total Investment Return

Based on net asset value[9]	(14.55)%[4]	43.09%[4]	1.85%[6]	35.00%[4,5]

Ratios to Average Net Assets

Total expenses after waivers,
reimbursement and fees paid indirectly	1.26%	1.31%	1.34%	1.34%[7]

Total expenses	1.27%	1.34%	1.46%	1.87%[7]

Net investment income (loss)	0.81%	(0.10)%	(0.16)%	0.01%[7]

Supplemental Data

Net assets, end of period (000)	$267,422	$347,598	$248,557	$87,949

Portfolio turnover	38%	31%	41%	12%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Less than $0.01 per share.

[4]	Redemption fee of 2.00% received by the Fund is reflected in total return calculations. There was no impact to the return.

[5]	Aggregate total investment return.

[6]	Redemption fee of 2.00% received by the Fund is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.07%.

[7]	Annualized.

[8]	Net investment income (loss) is less than $0.005 per share.

[9]	Total investment returns exclude the effects of sales charges.

Financial Highlights (continued)

BlackRock Asset Allocation Portfolio

	Investor A*

	Year Ended September 30,			Period March 1, 2005 to September 30, 2005	Period April 1, 2004 to February 28, 2005	Year Ended March 31,

	2008	2007	2006			2004	2003[1]

Per Share Operating Performance

Net asset value, beginning of period	$17.01	$15.50	$15.48	$14.95	$14.89	$11.36	$14.15

Net investment income	0.28 [2]	0.27 [2]	0.25 [2]	0.13 [2]	0.18	0.19	0.24

Net realized and unrealized gain (loss)	(2.75)	2.07	0.66	0.53	0.80	3.55	(2.68)

Net increase (decrease) from
investment operations	(2.47)	2.34	0.91	0.66	0.98	3.74	(2.44)

Dividends and distributions from:
Net investment income	(0.32)	(0.20)	(0.24)	(0.13)	(0.38)	(0.21)	(0.29)
Net realized gain	(1.30)	(0.63)	(0.65)	—	(0.54)	—	(0.06)

Total dividends and distributions	(1.62)	(0.83)	(0.89)	(0.13)	(0.92)	(0.21)	(0.35)

Redemption fees added to
paid-in capital	—	0.00[3]	0.00[3]	0.00[3]	—	—	—

Net asset value, end of period	$12.92	$17.01	$15.50	$15.48	$14.95	$14.89	$11.36

Total Investment Return

Based on net asset value[4]	(16.05)%	15.58%[5]	6.12%[5]	4.44%[5,6]	6.78%[6]	32.94%	(17.37)%

Ratios to Average Net Assets

Total expenses after waivers,
reimbursement and fees paid
indirectly	1.24%[7]	1.21%	1.23%	1.25%[8]	1.24%[8]	1.45%	1.42%

Total expenses	1.24%	1.21%	1.36%	1.46%[8]	1.32%[8]	1.45%	1.43%

Net investment income	1.84%	1.68%	1.63%	1.51%[8]	1.55%[8]	1.43%	1.92%

Supplemental Data

Net assets, end of period (000)	$390,051	$506,537	$482,284	$491,557	$526,929	$357,100	$252,069

Portfolio turnover	391%[9]	93%	136%	90%	101%	216%	181%

*	The performance prior to January 31, 2005 set forth in this table is the financial data of the SSR Fund, a series of a predecessor trust, the State Street Research Income Trust. The Trust acquired all of the assets and certain stated liabilities of the SSR Fund on January 28, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 0.71889936, 0.71991517, 0.72321182 and 0.72727901 for Institutional, Investor A, Investor B and Investor C Shares, respectively.

[1]	Audited by other auditors.

[2]	Based on average shares outstanding.

[3]	Less than $0.01 per share.

[4]	Total investment returns exclude the effects of sales charges.

[5]	Redemption fee of 2.00% received by the Fund is reflected in total return calculations. There was no impact to the return.

[6]	Aggregate total investment return.

[7]	The Fund incurred interest expense during the year. If interest expense had not been incurred, the ratio would have been 1.20% for Investor A Shares.

[8]	Annualized.

[9]	Includes TBA transactions. Excluding these transactions, the portfolio turnover would have been 121%.

Financial Highlights (continued)

BlackRock Capital Appreciation Portfolio

	Investor A

	Year Ended September 30,			Period November 1, 2004 to September 30, 2005	Year Ended October 31,

	2008	2007	2006		2004	2003

Per Share Operating Performance

Net asset value, beginning of period	$17.56	$14.46	$13.82	$12.47	$11.91	$9.96

Net investment income (loss)	(0.02)[1]	(0.02)[1]	(0.06)[1]	0.02 [1]	(0.08)	(0.05)

Net realized and unrealized gain (loss)	(2.95)	3.12	0.70	1.33	0.64	2.00

Net increase (decrease) from
investment operations	(2.97)	3.10	0.64	1.35	0.56	1.95

Redemption fees added to paid-in capital	0.00 [2]	—	0.00 [2]	0.00 [2]	—	—

Net asset value, end of period	$14.59	$17.56	$14.46	$13.82	$12.47	$11.91

Total Investment Return

Based on net asset value[7]	(16.91)%[3]	21.44%[3]	4.63%[3]	10.83%[3,4,5]	4.70%	19.58%

Ratios to Average Net Assets

Total expenses after waivers,
reimbursement and fees paid indirectly	1.23%	1.28%	1.35%	1.31%[6]	1.44%	1.38%

Total expenses	1.33%	1.35%	1.53%	1.48%[6]	1.44%	1.38%

Net investment income (loss)	(0.10)%	(0.16)%	(0.40)%	0.21%[6]	(0.62)%	(0.47)%

Supplemental Data

Net assets, end of period (000)	$125,521	$131,712	$112,737	$120,371	$99,435	$103,247

Portfolio turnover	80%	97%	87%	70%	91%	113%

[1]	Based on average shares outstanding.

[2]	Less than $0.01 per share.

[3]	Redemption fee of 2.00% received by the Fund is reflected in total return calculations. There was no impact to the return.

[4]	The total return includes an increase of 0.08% related to payments made by the previous investment advisor prior to January 31, 2005.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Total investment returns exclude the effects of sales charges.

Financial Highlights (continued)

BlackRock Global Opportunities Portfolio

	Investor A

	Year Ended September 30,		Period January 31, 2006[1] to September 30, 2006

	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$13.27	$10.08	$10.00

Net investment income (loss)[2]	0.06	0.04	0.05

Net realized and unrealized gain (loss)	(2.77)	3.22	0.02

Net increase (decrease) from investment operations	(2.71)	3.26	0.07

Dividends and distributions from:
Net investment income	(0.14)	(0.07)	—
Net realized gain	(0.50)	—	—

Total dividends and distributions	(0.64)	(0.07)	—

Redemption fees added to paid-in capital	0.00 [3]	0.00 [3]	0.01

Net asset value, end of period	$9.92	$13.27	$10.08

Total Investment Return

Based on net asset value[4]	(21.44)%[5]	32.51%[5]	0.80%[6,7]

Ratios to Average Net Assets

Total expenses after waivers, reimbursement and fees paid indirectly	1.60%	1.56%	1.65%[8]

Total expenses	1.60%	1.68%	2.84%[8]

Net investment income (loss)	0.49%	0.36%	0.70%[8]

Supplemental Data

Net assets, end of period (000)	$37,529	$40,467	$23,097

Portfolio turnover	181%	107%	110%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Less than $0.01 per share.

[4]	Total investment returns exclude the effects of sales charges.

[5]	Redemption fee of 2.00% received by the Fund is reflected in total return calculations. There was no impact to the return.

[6]	Redemption fee of 2.00% received by the Fund is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.10%.

[7]	Aggregate total investment return.

[8]	Annualized.

Financial Highlights (continued)

BlackRock Energy & Resources Portfolio

	Investor A

	Year Ended September 30,			Period March 1, 2005 to September 30, 2005	Period July 1, 2004 to February 28, 2005	Year Ended June 30, 2004

	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$59.02	$64.90	$76.01	$56.23	$39.58	$25.81

Net investment income (loss)	(0.32)[1]	(0.16)[1]	0.32 [1]	0.03 [1]	(0.15)	0.21

Net realized and unrealized gain (loss)	(2.29)	13.41	(2.36)	19.75	18.69	14.15

Net increase (decrease) from
investment operations	(2.61)	13.25	(2.04)	19.78	18.54	14.36

Dividends and distributions from:
Net investment income	(1.92)	(0.55)	(0.48)	—	(0.34)	(0.59)
Net realized gain	(7.22)	(18.58)	(8.60)	—	(1.55)	—

Total dividends and distributions	(9.14)	(19.13)	(9.08)	—	(1.89)	(0.59)

Redemption fees added

to paid-in capital	0.02	0.00 [2]	0.01	0.00 [2]	—	—

Net asset value, end of period	$47.29	$59.02	$64.90	$76.01	$56.23	$39.58

Total Investment Return

Based on net asset value[3]	(6.78)%[4]	23.25%[5]	(3.20)%[4]	35.18%[5,6]	47.69%[6]	56.06%

Ratios to Average Net Assets

Total expenses after waivers,
reimbursement and
fees paid indirectly	1.25%	1.29%	1.30%	1.34%[7]	1.36%[7]	1.34%

Total expenses	1.25%	1.30%	1.41%	1.52%[7]	1.38%[7]	1.34%

Net investment income (loss)	(0.49)%	(0.28)%	0.44%	0.10%[7]	(0.52)%[7]	0.64%

Supplemental Data

Net assets, end of period (000)	$689,646	$685,590	$683,417	$877,120[7]	$676,234[7]	$406,209

Portfolio turnover	32%	15%	27%	9%	22%	27%

[1]	Based on average shares outstanding.

[2]	Less than $0.01 per share.

[3]	Total investment returns exclude the effects of sales charges.

[4]	Redemption fee of 2.00% received by the Fund is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.02%.

[5]	Redemption fee of 2.00% received by the Fund is reflected in total return calculations. There was no impact to the return.

[6]	Aggregate total investment return.

[7]	Annualized.

Financial Highlights (continued)

BlackRock Health Sciences Opportunities Portfolio

	Investor A

	Year Ended September 30,			Period March 1, 2005 to September 30, 2005	Year Ended February 28, 2005	Year Ended February 29, 2004

	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$29.77	$25.72	$24.11	$20.24	$20.96	$11.57

Net investment loss	(0.02)[1]	(0.03)[1]	(0.05)[1]	(0.09)[1]	(0.17)	(0.12)

Net realized and unrealized gain (loss)	(0.49)	4.43	2.27	3.97	0.52	10.15

Net increase (decrease) from
investment operations	(0.51)	4.40	2.22	3.88	0.35	10.03

Distributions from net realized gain	(1.12)	(0.35)	(0.62)	(0.01)	(1.07)	(0.64)

Redemption fees added
to paid-in capital	0.00 [2]	0.00 [2]	0.01	0.00 [2]	—	—

Net asset value, end of period	$28.14	$29.77	$25.72	$24.11	$20.24	$20.96

Total Investment Return

Based on net asset value[3]	(1.97)%[4]	17.29%[4]	9.40%[5]	19.17%[4,6]	1.52%	87.13%

Ratios to Average Net Assets

Total expenses after waivers,
reimbursement and
fees paid indirectly	1.35%	1.35%	1.34%	1.55%[7]	1.58%	1.55%

Total expenses	1.35%	1.35%	1.45%	1.69%[7]	1.73%	2.11%

Net investment loss	(0.06)%	(0.13)%	(0.19)%	(0.68)%[7]	(0.90)%	(0.71)%

Supplemental Data

Net assets, end of period (000)	$564,943	$697,451	$434,360	$186,545	$76,550	$54,638

Portfolio turnover	91%	98%	157%	77%	173%	106%

[1]	Based on average shares outstanding.

[2]	Less than $0.01 per share.

[3]	Total investment returns exclude the effects of sales charges.

[4]	Redemption fee of 2.00% received by the Fund is reflected in total return calculations. There was no impact to the return.

[5]	Redemption fee of 2.00% received by the Fund is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.04%.

[6]	Aggregate total investment return.

[7]	Annualized.

Financial Highlights (continued)

BlackRock International Opportunities Portfolio

	Investor A

	Year Ended September 30,

	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of year	$49.19	$40.81	$33.36	$23.78	$19.49

Net investment income (loss)[1]	0.33	0.30	0.23	0.44	(0.02)

Net realized and unrealized gain (loss)	(13.09)	14.49	8.32	9.38	4.32

Net increase (decrease) from investment operations	(12.76)	14.79	8.55	9.82	4.30

Dividends and distributions from:
Net investment income	(1.05)	(0.58)	(0.35)	(0.25)	(0.02)
Net realized gain	(7.24)	(5.83)	(0.76)	—	—

Total dividends and distributions	(8.29)	(6.41)	(1.11)	(0.25)	(0.02)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.01	0.01	0.01

Net asset value, end of year	$28.14	$49.19	$40.81	$33.36	$23.78

Total Investment Return

Based on net asset value[3]	(31.09)%[4,5]	39.98%[5]	26.24%[6]	41.60%[7]	22.11%[8]

Ratios to Average Net Assets

Total expenses after waivers, reimbursement and
fees paid indirectly	1.58%	1.60%	1.63%	1.75%	1.89%

Total expenses	1.58%	1.60%	1.74%	1.86%	2.06%

Net investment income (loss)	0.87%	0.69%	0.62%	1.53%	(0.06)%

Supplemental Data

Net assets, end of year (000)	$482,526	$555,189	$407,282	$253,710	$99,879

Portfolio turnover	138%	77%	91%	86%	98%

[1]	Based on average shares outstanding.

[2]	Less than $0.01 per share.

[3]	Total investment returns exclude the effects of sales charges.

[4]	Payment from affiliate of $112,880 received by the Fund is reflected in total return calculations. There was no impact to the return.

[5]	Redemption fee of 2.00% received by the Fund is reflected in total return calculations. There was no impact to the return.

[6]	Redemption fee of 2.00% received by the Fund is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.03%.

[7]	Redemption fee of 2.00% received by the Fund is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.05%.

[8]	Redemption fee of 2.00% received by the Fund is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.06%.

Financial Highlights (continued)

BlackRock Mid-Cap Value Equity Portfolio

	Investor A*

	Year Ended September 30,			Period March 1, 2005 to September 30, 2005	Period July 1, 2004 to February 28, 2005

	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$14.00	$13.38	$13.49	$12.53	$11.92

Net investment income	0.06 [1]	0.08 [1]	0.08 [1]	0.02 [1]	0.07

Net realized and unrealized gain (loss)	(2.70)	2.32	1.21	0.94	1.45

Net increase (decrease) from investment
operations	(2.64)	2.40	1.29	0.96	1.52

Dividends and distributions from:
Net investment income	—	(0.12)	(0.02)	—	(0.11)
Tax return of capital	(0.02)	—	—	—	—
Net realized gain	(1.68)	(1.66)	(1.38)	—	(0.80)

Total dividends and distributions	(1.70)	(1.78)	(1.40)	—	(0.91)

Redemption fees added to paid-in capital	—	0.00 [2]	0.00 [2]	0.00 [2]	—

Net asset value, end of period	$9.66	$14.00	$13.38	$13.49	$12.53

Total Investment Return

Based on net asset value[3]	(21.04)%	19.02%[4]	10.56%[4]	7.66%[4,5]	12.98%[5]

Ratios to Average Net Assets

Total expenses after waivers,
reimbursement and fees paid indirectly	1.25%	1.25%	1.25%	1.25%[6]	1.24%[6]

Total expenses	1.43%	1.40%	1.56%	1.64%[6]	1.38%[6]

Net investment income	0.53%	0.61%	0.62%	0.24%[6]	0.92%[6]

Supplemental Data

Net assets, end of period (000)	$470,265	$642,264	$497,964	$500,479	$448,237

Portfolio turnover	117%	202%	153%	60%	53%

*	The Performance prior to January 31, 2005 set forth in this table is the financial data of State Street Research Mid-Cap Value Fund, a series of a predecessor trust, State Street Research Equity Trust. BlackRock Funds acquired all of the assets and certain stated liabilities of State Street Research Mid-Cap Value Fund on January 28, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 1.56483770, 1.57950264, 1.62345461 and 1.63087248 for Institutional, Investor A, Investor B and Investor C shares, respectively.

[1]	Based on average shares outstanding.

[2]	Less than $0.01 per share.

[3]	Total investment returns exclude the effects of sales charges.

[4]	Redemption fee of 2.00% received by the Fund is reflected in total return calculations. There was no impact to the return.

[5]	Aggregate total investment return.

[6]	Annualized.

Financial Highlights (continued)

BlackRock Small Cap Core Equity Portfolio

	Investor A

	Year Ended September 30,

	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of year	$20.86	$18.27	$17.49	$14.71	$11.99

Net investment loss[1]	(0.12)	(0.21)	(0.20)	(0.17)	(0.24)

Net realized and unrealized gain (loss)	(3.58)	3.11	1.28	3.06	3.04

Net increase (decrease) from investment operations	(3.70)	2.90	1.08	2.89	2.80

Distributions from net realized gain	(1.59)	(0.31)	(0.30)	(0.11)	(0.15)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.07

Net asset value, end of year	$15.57	$20.86	$18.27	$17.49	$14.71

Total Investment Return

Based on net asset value[3]	(18.74)%[4]	16.00%[4]	6.28%[4]	19.71%[4]	24.01%[5]

Ratios to Average Net Assets

Total expenses after waivers, reimbursement
and fees paid indirectly	1.76%	1.74%	1.73%	1.71%	1.74%

Total expenses	1.90%	1.80%	1.90%	2.17%	2.89%

Net investment loss	(0.69)%	(1.06)%	(1.11)%	(1.01)%	(1.32)%

Supplemental Data

Net assets, end of year (000)	$23,687	$29,070	$20,973	$11,997	$3,154

Portfolio turnover	103%	103%	111%	118%	78%

[1]	Based on average shares outstanding.

[2]	Less than $0.01 per share.

[3]	Total investment returns exclude the effects of sales charges.

[4]	Redemption fee of 2.00% received by the Fund is reflected in total return calculations. There was no impact to the return.

[5]	Redemption fee of 2.00% received by the Fund is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.59%.

Financial Highlights (continued)

BlackRock Small Cap Growth Equity Portfolio

	Investor A

	Year Ended September 30,

	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of year	$21.97	$17.90	$16.12	$13.57	$11.51

Net investment loss[1]	(0.05)	(0.13)	(0.14)	(0.10)	(0.16)

Net realized and unrealized gain (loss)	(3.16)	4.20	1.92	2.64	2.22

Net increase (decrease) from investment operations	(3.21)	4.07	1.78	2.54	2.06

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]

Net asset value, end of year	$18.76	$21.97	$17.90	$16.12	$13.57

Total Investment Return

Based on net asset value[3]	(14.61)%[4]	22.74%[4]	11.04%[4]	18.79%[5]	17.90%[4]

Ratios to Average Net Assets

Total expenses after waivers, reimbursement
and fees paid indirectly	1.16%	1.12%	1.15%	1.19%	1.30%

Total expenses	1.16%	1.12%	1.25%	1.29%	1.40%

Net investment loss	(0.22)%	(0.64)%	(0.80)%	(0.66)%	(1.12)%

Supplemental Data

Net assets, end of year (000)	$211,065	$189,575	$176,250	$160,374	$131,795

Portfolio turnover	81%	81%	74%	91%	81%

[1]	Based on average shares outstanding.

[2]	Less than $0.01 per share.

[3]	Total investment returns exclude the effects of sales charges.

[4]	Redemption fee of 2.00% received by the Fund is reflected in total return calculations. There was no impact to the return.

[5]	Redemption fee of 2.00% received by the Fund is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.07%.

Financial Highlights (continued)

BlackRock Small Cap Value Equity Portfolio

	Investor A

	Year Ended September 30,

	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of year	$11.45	$13.11	$14.86	$15.00	$14.04

Net investment income (loss)[1]	0.01	0.02	(0.03)	0.00 [2]	(0.09)

Net realized and unrealized gain (loss)	(1.69)	1.24	1.19	2.85	2.84

Net increase (decrease) from investment operations	(1.68)	1.26	1.16	2.85	2.75

Dividends and distributions from:
Net investment income	—	(0.27)	(0.17)	—	—
Tax return of capital	(0.28)	—	—	—	—
Net realized gain	(1.51)	(2.65)	(2.74)	(2.99)	(1.79)

Total dividends and distributions	(1.79)	(2.92)	(2.91)	(2.99)	(1.79)

Redemption fees added to paid-in capital[2]	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$7.98	$11.45	$13.11	$14.86	$15.00

Total Investment Return

Based on net asset value[3,4]	(17.23)%	9.79%	9.40%	20.43%	20.38%

Ratios to Average Net Assets

Total expenses after waivers, reimbursement
and fees paid indirectly	1.32%	1.23%	1.29%	1.24%	1.35%

Total expenses	1.44%	1.24%	1.40%	1.35%	1.47%

Net investment income (loss)	0.12%	0.17%	(0.19)%	(0.01)%	(0.55)%

Supplemental Data

Net assets, end of year (000)	$16,490	$25,737	$27,943	$31,889	$35,240

Portfolio turnover	159%	108%	123%	133%	154%

[1]	Based on average shares outstanding.

[2]	Less than $0.01 per share.

[3]	Total investment returns exclude the effects of sales charges.

[4]	Redemption fee of 2.00% received by the Fund is reflected in total return calculations. There was no impact to the return.

Financial Highlights (concluded)

BlackRock U.S. Opportunities Portfolio

	Investor A

	Year Ended September 30,

	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of year	$35.57	$28.03	$24.76	$19.78	$16.17

Net investment loss[1]	(0.08)	(0.10)	(0.10)	(0.22)	(0.26)

Net realized and unrealized gain (loss)	(5.20)	7.64	3.36	5.20	3.87

Net increase (decrease) from investment operations	(5.28)	7.54	3.26	4.98	3.61

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]

Net asset value, end of year	$30.29	$35.57	$28.03	$24.76	$19.78

Total Investment Return

Based on net asset value[3]	(14.84)%[4]	26.90%[4]	13.21%[5]	25.18%[4]	22.33%[4]

Ratios to Average Net Assets

Total expenses after waivers, reimbursement
and fees paid indirectly	1.48%	1.48%	1.66%	1.97%	2.04%

Total expenses	1.73%	1.77%	1.95%	2.08%	2.15%

Net investment loss	(0.22)%	(0.32)%	(0.35)%	(1.02)%	(1.36)%

Supplemental Data

Net assets, end of year (000)	$495,656	$228,668	$96,194	$31,277	$31,282

Portfolio turnover	164%	106%	120%	94%	106%

[1]	Based on average shares outstanding.

[2]	Less than $0.01 per share.

[3]	Total investment returns exclude the effects of sales charges.

[4]	Redemption fee of 2.00% received by the Fund is reflected in total return calculations. There was no impact to the return.

[5]	Redemption fee of 2.00% received by the Fund is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.04%.

General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on BlackRock’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in a Fund’s electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your financial professional. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

  Access the BlackRock website at http://www.blackrock.com/edelivery

  Log into your account.

Delivery of Shareholder Documents

The Funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your Fund at (800) 441-7762.

Certain Fund Policies

Anti-Money Laundering Requirements

The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow a Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former Fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Statement of Additional Information

If you would like further information about the Funds, including how each Fund invests, please see the SAI.

For a discussion of the each Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI. The Funds make their top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

Glossary

Glossary of Investment Terms

Asset-Backed Securities — bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Barclays Capital U.S. Aggregate Index — an unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds. All securities included must be rated investment grade by Moody’s, Standard & Poor’s or Fitch.

Bonds — debt obligations such as U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debentures, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Capitalization — the market value of a company, calculated by multiplying the number of shares outstanding by the current price per share.

Collateralized Mortgage Obligations (CMOs) — bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS) — bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Common Stock — securities representing shares of ownership of a corporation.

Convertible Securities — debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible security’s value usually reflects both the stream of current income payments and the market value of the underlying common stock.

Credit Default Swaps — in entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Depositary Receipts — American depositary receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European depositary receipts (issued in Europe) and Global depositary receipts (issued throughout the world) each evidence a similar ownership arrangement.

Dollar Rolls — a dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Earnings Growth — the rate of growth in a company’s earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

Equity Security — common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock.

Fundamental Analysis — a method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Growth Companies — all stocks are generally divided into the categories of “growth” or “value,” although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the fund management team to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations.

Investment Grade — securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Junk Bonds — fixed-income securities rated below investment grade by recognized rating agencies, including Moody’s Investors Service, Inc., Standard & Poor’s and Fitch Ratings, or unrated securities that Fund management believes are of comparable quality.

Lipper Health/Biotechnology Fund Index — an equally weighted index of typically the 30 largest mutual funds within its respective investment objective.

Lipper Natural Resources Funds Index — an equally weighted index of typically the 30 largest mutual funds within its respective investment objective.

Mortgage-Backed Securities — asset-backed securities based on a particular type of asset, a mortgage. There are a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Preferred Stock — class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may also be convertible into common stock.

REITs — REITs (real estate investment trusts) are companies that own interests in real estate or in real estate related loans or other interests, and have revenue primarily consisting of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Internal Revenue Code of 1986, as amended.

Russell 1000® Growth Index — an index composed of those Russell 1000® securities with greater-than-average growth orientation, generally having higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Russell 3000® Health Care Index — an unmanaged index representative of companies involved in medical services or health care in the Russell 3000® Index, which is comprised of the 3,000 largest U.S. companies as determined by total market capitalization.

Russell 2000® Growth Index — an index that contains those securities with greater-than-average growth orientations, generally having higher price-to-book and price-to-earnings ratios.

Russell 2000® Index — an index that measures the performance of the 2000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index.

Russell Midcap® Value Index — an index that consists of the bottom 800 securities of the Russell 1000® Index with less-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values.

Russell 2000® Value Index — an index that contains those securities with less-than-average growth orientations, generally having lower price-to-book and price-to-earnings ratios.

S&P 500® Index — the Standard & Poor’s Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

S&P Global Broad Market Index (BMI) — a recognized unmanaged index of stock market performance.

S&P Global Ex-U.S. Broad Market Index (BMI) — an available market capitalization weighted equity index made up of 52 global developed and emerging markets, not including the U.S. The BMI is segmented into two size components: the S&P Large MidCap Index and the S&P SmallCap Index.

S&P U.S. MidSmall Cap Index — an unmanaged index comprised of smaller-capitalization U.S. stocks representing the bottom 30% of available market capital, with a minimum market capitalization of at least $100 million.

Split Rated Bond — a bond that receives different ratings from two or more rating agencies.

Total Return — a way of measuring Fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

Value Companies — all stocks are generally divided into the categories of “growth” or “value,” although there are times when a growth fund and value fund may own the same stock. Value companies are those that appear to be undervalued by the market as measured by certain financial formulas.

Warrants — a warrant gives a Fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the stock.

Glossary of Expense Terms

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which the Fund invests a portion of its assets.

Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial professionals and other financial intermediaries, advertising and promotion.

Interest Expense — the cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Management Fee — a fee paid to BlackRock for managing a Fund.

Other Expenses — include administration, transfer agency, custody, professional and registration fees.

Service Fees — fees used to compensate securities dealers and other financial intermediaries for certain shareholder servicing activities.

Shareholder Fees —fees paid directly by a shareholder and include sales charges that you may pay when you buy or sell shares of the Fund.

Glossary of Other Terms

Dividends — include exempt interest, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

Net Asset Value — the market value of the Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

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For More Information

Funds and Service Providers

THE FUNDS
BlackRock FundsSM
    BlackRock All-Cap Energy & Resources Portfolio
    BlackRock Asset Allocation Portfolio
    BlackRock Capital Appreciation Portfolio
    BlackRock Energy & Resources Portfolio
    BlackRock Global Opportunities Portfolio
    BlackRock Health Sciences Opportunities Portfolio
    BlackRock International Opportunities Portfolio
    BlackRock Mid-Cap Value Equity Portfolio
    BlackRock Small Cap Core Equity Portfolio
    BlackRock Small Cap Growth Equity Portfolio
    BlackRock Small Cap Value Equity Portfolio
    BlackRock U.S. Opportunities Portfolio
100 Bellevue Parkway
Wilmington, Delaware 19809
(800)-441-7762

MANAGER
BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

SUB-ADVISERS
To Asset Allocation Portfolio and Global Opportunities Portfolio:

BlackRock Financial Management, Inc.
40 East 52nd Street
New York, New York 10022

To International Opportunities Portfolio:

BlackRock International Limited
40 Torphichen Street
Edinburgh, Scotland EH3 8JB

TRANSFER AGENT
To Asset Allocation Portfolio:

PNC Global Investment Servicing (U.S.) Inc.
Bellevue Corporate Center
301 Bellevue Parkway
Wilmington, DE 19809

To All-Cap Energy & Resources Portfolio, Capital Appreciation Portfolio, Global Opportunities Portfolio, Energy & Resources Portfolio, Health Sciences Opportunities Portfolio, International Opportunities Portfolio, Mid-Cap Value Equity Portfolio, Small Cap Core Equity Portfolio, Small Cap Growth Equity Portfolio, Small Cap Value Equity Portfolio and U.S. Opportunities Portfolio:

PNC Global Investment Servicing (U.S.) Inc.
(formerly known as PFPC Inc.)
P.O. Box 9819
Providence, Rhode Island 02940-8019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
1700 Market Street
Philadelphia, PA 19103

ACCOUNTING SERVICES PROVIDERS
To All-Cap Energy & Resources Portfolio, Capital Appreciation Portfolio
and Energy & Resources Portfolio:

PNC Global Investment Servicing (U.S.) Inc.
(formerly known as PFPC Inc.)
P.O. Box 9819
Providence, RI 02940-8019

To Asset Allocation Portfolio, Mid-Cap Value Equity Portfolio, Small Cap Core Equity Portfolio, Small Cap Growth Equity Portfolio and Small Cap Value Equity Portfolio:

PNC Global Investment Servicing (U.S.) Inc.
Bellevue Corporate Center
301 Bellevue Parkway
Wilmington, DE 19809

To Global Opportunities Portfolio, Health Sciences Opportunities Portfolio, International Opportunities Portfolio and U.S. Opportunities Portfolio:

PNC Global Investment Servicing (U.S.) Inc.
(formerly known as PFPC Inc.)
P.O. Box 9819
Providence, RI 02940-8019

State Street Bank and Trust Company
500 College Road East
Princeton, NJ 08540

DISTRIBUTOR
BlackRock Investments, Inc.
40 East 52nd Street
New York, New York 10022

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019-6018

Additional Information

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Funds is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the Funds’ investments. The annual report describes each Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund’s performance for the last fiscal year.

Statement of Additional Information (SAI)

A SAI, dated January 28, 2009, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about each Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800)-441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800)-441-7762.

Purchases and Redemptions

Call your financial professional or BlackRock Investment Services at (800)-441-7762.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock FundsSM
c/o PNC Global Investment Servicing (U.S.) Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock FundsSM
c/o PNC Global Investment Servicing (U.S.) Inc.
101 Sabin Street
Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of a Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock Fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about each Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

BLACKROCK FUNDSSM
INVESTMENT COMPANY ACT FILE NO. 811-05742
© BlackRock Advisors, LLC

PRO-19201-R-0109